EXECUTION VERSION

UNLESS PERMITTED UNDER SECURITIES LEGISLATION,
THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY
BEFORE THE FEBRUARY 16, 2015

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF LIBERTY SILVER CORP. AND ITS SUCCESSORS (THE "CORPORATION") THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF APPLICABLE AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITHIN THE UNITED STATES, IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF TRANSFERS PURSUANT TO (C) OR (D) ABOVE, THE HOLDER HEREOF HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AND THE CORPORATION'S TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

LIBERTY SILVER CORP.
as Borrower

and

BG CAPITAL GROUP LTD.
as Lender

AMENDED AND RESTATED LOAN AGREEMENT

October 15, 2014

Page

ARTICLE 1 INTERPRETATION

1

1.1

General Definitions

1

1.2

Extended Meanings

10

1.3

References to Agreements

11

1.4

Headings, etc.

12

1.5

Grammatical Variations

12

1.6

Accounting Computations

12

1.7

Permitted Liens

12

1.8

Currency

12

ARTICLE 2 THE LOAN FACILITY

12

2.1

Establishment of Loan Facility

12

2.2

First Existing Advances

13

2.3

Second Existing Advances

13

2.4

Loan Facility Limit

13

ARTICLE 3 ADVANCE PROCEDURE

13

3.1

Availability of First Advances

13

3.2

Availability of Second Advances

13

3.3

Notice of Advances

14

ARTICLE 4 INTEREST AND FEE CALCULATIONS AND CHANGES IN CIRCUMSTANCES

14

4.1

Interest

14

4.1.1

Loan.

14

4.1.2

Overdue Amounts.

14

4.2

Interest and Fee Calculations and Payments

14

4.2.1

General.

14

4.2.2

Day Count Fraction.

15

4.3

Withholding Taxes Generally

15

4.3.1

No Withholding; Gross-Up Requirement.

15

4.3.2

Other Taxes.

15

4.3.3

Indemnity.

15

4.3.4

Indemnity for Additional Income Tax.

16

ARTICLE 5 REPAYMENT AND PREPAYMENT

16

5.1

Repayment of the Loan Facility

16

5.2

Extension of Second Maturity Date

16

5.3

Promissory Note

16

5.4

Voluntary Repayments

16

5.4.1

Loan Facility.

16

5.4.2

Effect of Voluntary Repayment.

17

5.5

Changes to Commitment

17

5.5.1

Changes to Commitment.

17

ARTICLE 6 CONVERSION

17

6.1

Conversion of the Loan Facility

17

ARTICLE 7 CONDITIONS PRECEDENT

17

7.1

Conditions Precedent to First Advances

17

7.2

Conditions Precedent to Second Advances

19

(continued)

Page

7.3

Conditions to all Advances

21

ARTICLE 8 SECURITY

21

8.1

Initial Security

21

8.2

Registration

21

8.3

Further Assurances

22

8.4

Discharge of Security

22

ARTICLE 9 REPRESENTATIONS AND WARRANTIES

22

9.1

Borrower Representations and Warranties

22

9.1.1

Authority.

22

9.1.2

Due Authorization and Execution.

22

9.1.3

Validity of Loan Documents – Non-Conflict.

22

9.1.4

Enforceability.

23

9.1.5

Absence of Litigation.

23

9.1.6

Financial Statements.

23

9.1.7

Accuracy of Information.

23

9.1.8

No Material Adverse Change.

23

9.1.9

All Authorizations Obtained and Registrations Made.

23

9.1.10

No Default.

23

9.1.11

Collateral.

23

9.1.12

Taxes.

24

9.1.13

Location of Assets.

24

9.1.14

Corporate Authority.

24

9.1.15

Conduct of Business.

24

9.1.16

Reporting Issuer.

24

9.1.17

TSX Listing.

25

9.1.18

Directing Operations.

25

9.1.19

No Subsidiary or Holdings of Securities of Others.

25

9.1.20

Freedom to Compete.

25

9.1.21

Continuous Disclosure Obligations.

25

9.1.22

No Reportable Events with the Auditors.

25

9.1.23

Off-Balance Sheet Financing.

25

9.1.24

Liabilities.

25

9.1.25

Independent Accountants.

25

9.1.26

Accounting Controls.

26

9.1.27

No Acts of Bankruptcy.

26

9.1.28

No Guarantees.

26

9.1.29

No Rulings Against.

26

9.1.30

The Properties.

26

9.1.31

Leased Premises.

28

9.1.32

Technical Reports.

28

9.1.33

Environment.

28

9.1.34

No Environmental Audits.

30

9.1.35

Possession of Licenses and Permits.

30

9.1.36

Outstanding Judgments against Borrower.

30

9.1.37

Civil Liability for Secondary Market Disclosure.

31

9.1.38

Authorized Capital.

31

9.2

Lender Representations and Warranties

31

9.2.1

Authority.

31

- ii -

(continued)

Page

9.2.2

Due Authorization and Execution.

31

9.2.3

Validity of Loan Documents – Non-Conflict.

31

9.2.4

Enforceability.

32

ARTICLE 10 COVENANTS OF THE BORROWER

32

10.1

Affirmative Covenants

32

10.1.1

Punctual Payment and Performance.

32

10.1.2

Good Standing.

32

10.1.3

Conduct of Business.

32

10.1.4

Compliance with Applicable Laws.

32

10.1.5

Compliance with Exploration Earn-In Agreement.

32

10.1.6

Financial Records.

32

10.1.7

Financial Statements and Other Information.

32

10.1.8

Senior Management.

33

10.1.9

Maintenance of Properties.

33

10.1.10

Payment of Taxes and Claims.

34

10.1.11

Use of Proceeds.

34

10.1.12

Correspondence.

34

10.1.13

Meeting and Consolidation of Common Shares, etc.

34

10.2

Negative Covenants

34

10.2.1

Limitations on Debt.

34

10.2.2

Financial Assistance.

35

10.2.3

Sale of Assets.

35

10.2.4

Negative Pledge.

35

10.2.5

No Merger, Amalgamation, etc.

36

10.2.6

Nature of Business.

36

10.2.7

Fiscal Year.

36

10.2.8

Constitutional Documents.

36

10.2.9

Exploration and Earn-in Agreement.

36

ARTICLE 11 EVENTS OF DEFAULT

36

11.1

Events of Default

36

11.1.1

Non-Payment of Principal.

36

11.1.2

Non-Payment of Interest and Other Amounts.

37

11.1.3

Misrepresentation.

37

11.1.4

Breach of Certain Covenants.

37

11.1.5

Breach of Other Borrower Covenants.

37

11.1.6

Enforcement of Liens.

37

11.1.7

Insolvency.

37

11.1.8

Security Imperilled.

37

11.2

Termination and Acceleration

37

11.3

Waiver

38

11.4

Performance of the Borrower’s Obligations by the Lender

38

11.5

Press Releases

39

11.6

Cancellation of Warrants

39

ARTICLE 12 GENERAL

39

12.1

Costs and Expenses

39

12.2

Indemnification by the Borrower

39

12.2.1

Advances.

39

- iii -

(continued)

Page

12.2.2

Other.

39

12.3

Application of Payments

40

12.4

Set-Off

40

12.5

Rights in Addition

40

12.6

Certificate Evidence

41

12.7

Evidence of Debt

41

12.8

Notices

41

12.9

Judgment Currency

42

12.10

Successors and Assigns

43

12.10.1

Benefit & Burden.

43

12.10.2

Borrower.

43

12.10.3

Participation.

43

12.10.4

Assignments.

43

12.10.5

Disclosure.

43

12.11

Survival

43

12.12

Time of the Essence

43

12.13

Governing Law

44

12.14

Jurisdiction

44

12.14.1

Submission to Jurisdiction and Waiver of Objections.

44

12.14.2

Lender May Sue in Another Jurisdiction.

44

12.14.3

Final Judgment.

44

12.14.4

Manner of Service.

44

12.15

Invalidity

44

12.16

Changes

45

12.17

Entire Agreement

45

12.18

This Agreement to Govern

45

12.19

Execution

45

SCHEDULE A FORM OF PROMISSORY NOTE

48

- iv -

AMENDED AND RESTATED LOAN AGREEMENT

THIS AGREEMENT is made as of October [15], 2014.

BETWEEN:

LIBERTY SILVER CORP.
as Borrower

- and -

BG CAPITAL GROUP LTD.
as Lender

BACKGROUND:

The Borrower is indebted to the Lender in the principal amount of $1,210,000, together with accrued and unpaid interest thereon, pursuant to a loan agreement dated November 14, 2013 made between the Borrower and the Lender (such loan agreement as changed and in effect immediately before the Second Closing Date (defined below), the “Existing Loan Agreement”).

The Borrower has requested the Lender to make available to it an additional committed non-revolving term loan facility in the principal amount of $1,250,000 and the Lender has agreed to do so subject to and upon the terms and conditions set out herein.

NOW THEREFORE in consideration of the mutual obligations contained herein and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree, subject to Subsection 7.2, to amend and restate the Existing Loan Agreement so that it reads in its entirety as follows:

ARTICLE 1
INTERPRETATION

1.1

General Definitions

Unless the context otherwise requires, in this Agreement:

“Acquisition” means an acquisition of all or any part of the business of another person, including any line of business or division of the assets comprised therein, in a single transaction, or in a series of transactions, related or not, whether by way of acquisition of assets or of capital stock of that person or by way of Business Combination.

“Act” means the Securities Act (Ontario), as now in effect and as may be amended from time to time prior to each applicable Closing Date.

“Advance” means a First Advance or Second Advance, as the context requires.

“Advance Date” means a First Advance Date or Second Advance Date, as the context requires.

“Agreement” means this amended and restated loan agreement.

“Applicable Accounting Principles” means generally accepted accounting principles in the United States of America applicable to exploration stage enterprises, expressed in U.S. Dollars, the functional currency.

“Applicable Securities Laws” means Canadian Securities Laws, U.S. Securities Laws, and the securities legislation and regulations of each other relevant jurisdiction together with applicable published policy statements of the securities commissions or regulatory authorities in such other jurisdictions.

“Auditors” means the firm of chartered accountants the Borrower designates from time to time as its auditors.

“Borrower” means Liberty Silver Corp., a corporation existing under the laws of the State of Nevada as at the date hereof.

“Borrower’s Information Record” means any statement contained in any press release, material change report, financial statement, annual information form, annual or interim report, information circular or other document of the Borrower which has been or is publicly disseminated by or with the consent of the Borrower, whether pursuant to any Canadian Securities Laws or otherwise, and which has been filed on the System for Electronic Document Analysis and Retrieval since January 1, 2011.

“Business Combination” has the meaning given to it in Subsection 10.2.5.

“Business Day” means a day that is not a Saturday or Sunday on which banks are generally open for commercial lending in Toronto, Ontario and in Fort Lauderdale, Florida.

“Canadian Securities Laws” means, collectively, and, as the context may require, the securities statutes of each of the provinces and the respective regulations and rules made under those securities statutes together with all applicable published policy statements, blanket orders and instruments of the applicable securities commissions in which the Borrower is a reporting issuer, and all discretionary orders or rulings, if any, of such securities commissions.

“Certificate” from any person means a written certificate of that person signed by a Responsible Officer of that person.

“Circular” means the notice of meeting to be sent to the shareholders of the Borrower and the management proxy circular to be prepared in connection with the Meeting, together with any amendments thereto or supplements thereof.

“Collateral” means all assets in or to which the Borrower now or hereafter has rights and which is subject to (or intended by the express or implied terms of any Loan Document to be subject to) the Security, or any item or part thereof.

“Common Share” means common shares in the capital of the Borrower.

“Consolidation” means the consolidation of the Common Shares on the basis of one (1) post-consolidation Common Share for every fifteen (15) pre-consolidation Common Shares.

“Constitutional Documents” means the incorporation and charter documents of the Borrower, including any amendments thereto, and each of the by-laws of the Borrower.

“Debt” of a person means:

(a)

any debt, liability or obligation, direct, indirect, liquidated, unliquidated, contingent or other, including any obligation to pay principal, interest, charges and fees, which in accordance with Applicable Accounting Principles would be classified upon that person’s balance sheet as a liability, including any obligation pursuant to a capital lease;

(b)

any obligation secured by any Lien, including any obligation to pay principal, interest, charges and fees, existing on property owned or acquired by that person subject to such Lien whether or not that person has assumed or otherwise become liable for the payment of such obligations (in an amount equal to the fair market value of such property where such obligations have not been assumed); and

(c)

any liability of that person under any guarantee of any Debt described in (a) and (b) above, granted by such person.

Notwithstanding the foregoing, Debt shall not include accounts payable, accrued expenses and other accrued liabilities or short-term non-interest bearing liabilities, all to the extent arising in the ordinary course of business.

“Default” means any Event of Default or any default, breach, failure, event, state or condition which, unless remedied or waived, with the lapse of time, giving of notice, making of a determination, or any combination thereof or otherwise, would constitute an Event of Default.

“Default Rate” means the rate of interest per annum determined by adding five percent (5%) to the Interest Rate.

“Environment” means the ambient air, all layers of the atmosphere, surface, water, underground water, all land, all living organisms, and the interacting natural systems that include components of air, land, water, organic and inorganic matter and living organisms, and includes indoor spaces.

“Environmental Authorizations” has the meaning given to it in Subsection 9.1.33(i) of this Agreement.

“Environmental Contaminants” has the meaning given to it in Subsection 9.1.33(i) of this Agreement.

“Environmental Law” means any applicable law relating to the Environment, the regulation of contaminants or waste or occupational health or safety that applies to the assets of any person.

“Environmental Laws” has the meaning given to it in Subsection 9.1.33(i) of this Agreement.

“Event of Default” means any default, breach, failure, event, state or condition described in Section 11.1.

“Excluded Taxes” means any Taxes now or hereafter imposed, levied, collected, withheld or assessed on net income or net profits of the Lender or capital taxes or franchise taxes imposed on the Lender by any jurisdiction by reason of the Lender i) having a permanent establishment in such jurisdiction, ii) being organized under the laws of such jurisdiction, iii) being resident in such jurisdiction, iv) being engaged in a trade or business in such jurisdiction or v) having any other present or former connection with such jurisdiction.

“Existing Loan Agreement” has the meaning given to it in the recitals to this Agreement.

“Extended Period” has the meaning given to it in Section “Financial Information” means, collectively, b) the audited financial statements of the Borrower, including the notes with respect thereto, for the fiscal years ended June 30, 2014 and 2013, together with the Auditor’s report thereon, and c) the unaudited interim financial statements of the Borrower, including the notes with respect thereto, for the three months ended September 30, 2014.

“First Advance” has the meaning given to it in Section 3.1 hereof.

“First Advance Date” has the meaning given to it in Section 3.1 hereof.

“First Closing” means the time when the Lender confirmed to the Borrower that each of the conditions precedent to the first closing set forth in Section 7.1 had been met or (to the extent not met) waived by the Lender to permit the first closing to occur.

“First Closing Date” means the date on which the First Closing occurred.

“First Closing Notice” has the meaning given to it in Section 7.1.

“First Commitment” at any time means $1,210,000 minus all reductions to such amount pursuant to any applicable provision of this Agreement occurring at or before such time.

“First Drop-Dead Date” has the meaning given to it in Section 7.1.

“First Existing Notes” has the meaning given to it in Section 2.2.

“First Initial Advance” has the meaning given to it in Section 2.2.

“First Initial Advance Date” means October 8, 2013.

“Fiscal Quarter” means each of the four (4) three-month accounting periods of the Borrower comprising a Fiscal Year.

“Fiscal Year” means the twelve (12) month accounting period of the Borrower, which, as at the Second Closing, ends on June 30th of each calendar year.

“Governmental Authority” means and includes, without limitation, any national or federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

“Governmental Licenses” has the meaning given to it in Subsection 9.1.35 of this Agreement.

“Hazardous Materials” has the meaning given to it in Subsection 9.1.33 of this Agreement.

“Hi Ho Silver Claims” means the Hi Ho Silver claims described in the Mineral Status Report of Erwin & Thompson LLP, dated October 15, 2014.

“Indemnified Taxes” means Taxes that are not Excluded Taxes.

“Insolvency Law” means the United States Bankruptcy Code and any federal, state or foreign bankruptcy, insolvency, receivership or similar law, the arrangement provisions of any corporate statute permitting a corporation to propose a compromise or an arrangement with respect to creditors or any class of creditors of the corporation or any other like, equivalent or analogous legislation of any jurisdiction, domestic or foreign.

“Insolvency Proceeding” means, with respect to any person, any proceeding contemplated by any application, petition, assignment, filing of notice or other means, whether voluntary or involuntary, under any Insolvency Law seeking any moratorium, reorganization, adjustment, composition, proposal, compromise, arrangement, administration or other like or similar relief in respect of any or all of the obligations of such person, seeking the winding up, liquidation or dissolution of such person or all or any part of its property, seeking any judgment or order declaring, finding or adjudging such person insolvent or bankrupt, seeking the appointment (provisional, interim or permanent) of any receiver or resulting, by operation of law, in the bankruptcy of such person.

“Interest Payment Date” means with respect to the Loan or any amount on which interest is payable under Subsection 4.1.2 and any period of time elapsed in any calendar quarter, the first (1st) Business Day of the immediately following calendar quarter.

“Interest Rate” on any day means the fixed interest rate equal to i) eleven percent (11%) per annum during the Second Initial Period, and ii) fifteen percent (15%) per annum during the Extended Period.

“Lender” means BG Capital Group Ltd. and its successors and assigns.

“Lien” means vi) any right of set-off intended to secure the payment or performance of an obligation, vii) any interest in property created by way of mortgage, pledge, charge, lien, assignment by way of security, hypothecation, security interest (whether fixed or floating), conditional sale agreement, deposit arrangement, title retention, servitude, right of way, restrictive covenant, right of use or any other matter capable of registration, capital lease, sale-lease-back transaction, or discount, factoring or securitization arrangement on recourse terms, viii) any statutory deemed trust or lien, ix) any preference, priority, adverse claim, levy, execution, seizure, attachment, garnishment or other encumbrance which binds property, or any other right of claim of any kind or nature whatsoever which affects ownership or possession of, or title to, any interest in or the right to use or occupy property or assets, and x) any agreement to grant any of the foregoing rights or interests described in Clauses (i), (ii), or (iv) of this definition.

“Loan” at any time means the outstanding Advances at that time.

“Loan Amount” means the outstanding principal balance of the Loan.

“Loan Documents” at any time means, collectively, this Agreement, the Deed of Trust Security Agreement, Assignment of Leases and Rents and Fixture Filing to Secure Loan Agreement (the “Deed of Trust”), the Note and each other Security Document executed and delivered by the Borrower to or for the benefit of the Lender and each other document executed and delivered to or for the benefit of the Lender pursuant to or otherwise in connection with any of the foregoing agreements at or before such time.

“Loan Facility” means the committed non-revolving term loan facility established by the Lender in favour of the Borrower under Section 2.1.

“Loan Obligations” means the Debt and other obligations of the Borrower owing to the Lender arising under, pursuant to or otherwise in respect of each Loan Document to which it is party, and any item or part of any thereof. For certainty, “Loan Obligations” shall include interest accruing subsequent to the commencement of, or which would have accrued but for the commencement of, any Insolvency Proceeding in accordance with and at the rate (including the Default Rate to the extent lawful) specified herein or in another applicable Loan Document, whether or not such interest is an allowable claim in such Insolvency Proceeding.

“Material” means material in relation to the business, operations, assets, liabilities (including contingent liabilities) or condition (financial or otherwise) of the Borrower.

“Material Adverse Change” means any circumstance, occurrence, fact, condition or change that, individually or in the aggregate, has, or is reasonably likely to have, a Material Adverse Effect.

“Material Adverse Effect” means xi) a material adverse effect on the business, operations, assets, liabilities (including contingent liabilities) or condition (financial or otherwise) of the Borrower, or xii) any material impairment of the rights and remedies of the Lender under any Loan Document.

“Material Change” means a material change as defined in and for the purposes of the Act, and includes a decision to implement such a change made by the directors of the Borrower.

“Meeting” means the annual and special meeting or meetings of the shareholders of the Borrower, including any adjournment or postponement thereof, that is to be convened, inter alia, to consider, and if deemed advisable approve, among other items of business, (i) the Consolidation, and (ii) the election of a slate of directors nominated by the Lender and approved by the board of directors of the Borrower.

“Mining Claims” has the meaning given to it in Subsection 9.1.30(c).

“Misrepresentation” means a misrepresentation as defined in and for the purposes of the Act.

“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators.

“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations of the Canadian Securities Administrators.

“Note” means the promissory note of the Borrower issued to the Lender pursuant to this Agreement, together with all replacements, amendments, extensions, restatements and renewals thereof.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Participant” has the meaning given to it in Subsection 12.10.3.

“Permitted Change of Control” shall mean an Acquisition or a Business Combination of the Borrower with another person, which is approved by at least 66 2/3% of the voting shares of the Borrower, and provided that either:

(a)

the Loan and all other amounts owing to the Lender under any Loan Document is paid in full contemporaneously with such Business Combination taking place, or

(b)

xiii) no Default or Event of Default has occurred and is continuing at the time such Business Combination takes place nor immediately thereafter, xiv) the successor resulting from the Business Combination (the “Merged Entity”) possesses all the property, rights, privileges and franchises of the Borrower and assumes and is subject to all the obligations and liabilities of the Borrower under the Loan Documents, xv) the Business Combination does not contemplate an arrangement or compromise of any claims of the Lender against the Borrower, including under any Loan Document, xvi) the validity, enforceability and effect of any Loan Document, and the validity, effect, priority and perfection of the security contemplated thereby, is not affected in any adverse way; and xvii) legal counsel (who must be satisfactory to the Lender) for the Merged Entity provides a legal opinion to the Lender at the time such Business Combination takes place, in form and substance satisfactory to the Lender, addressing such matters referred to in clauses (i) to (iv) above as the Lender shall reasonably require.

“Permitted Liens” means a Lien permitted to exist pursuant to Subsection 10.2.4.

“PPSA” means the Personal Property Security Act (Ontario).

“Properties” means the Hi Ho Silver Claims and the Trinity Silver Project.

“Responsible Officer” means the president, chief executive officer, chief operating officer, chief financial officer, treasurer or other executive officer of the

Borrower with responsibility for the administration of this Agreement or any other Loan Document.

“Second Advance” has the meaning given to it in Section 3.2 hereof.

“Second Advance Date” has the meaning given to it in Section 3.2 hereof.

“Second Closing” means the time when the Lender confirms to the Borrower that each of the conditions precedent to the second closing set forth in Section 7.2 have been met or (to the extent not met) waived by the Lender to permit the second closing to occur.

“Second Closing Date” means the date on which the Second Closing occurs.

“Second Closing Notice” has the meaning given to it in Section 7.2.

“Second Commitment” at any time means $1,250,000 minus all reductions to such amount pursuant to any applicable provision of this Agreement occurring at or before such time.

“Second Drop-Dead Date” has the meaning given to it in Section 7.2.

“Second Existing Note” has the meaning given to it in Section 2.3.

“Second Initial Period” means the period from (and including) the Second Closing Date up to (but excluding) the first anniversary of the Second Closing Date.

“Second Maturity Date” means the first anniversary of the Second Closing Date as such date may be extended for an additional six (6) month period pursuant to Section 5.2.

“Security” at any time means the Liens created (or intended by their express or implied terms to be created) in favour of the Lender by any of the Security Documents.

“Security Documents” at any time means the documents listed in Section 8.1 and any other documents delivered or required to be delivered (as the case may be) pursuant to this Agreement to or for the benefit of the Lender at or before such time to secure or guarantee, directly or indirectly, the payment or performance of any of the Loan Obligations.

“Statutory Prior Claims” means claims for unpaid wages, vacation pay, worker’s compensation, unemployment insurance premiums, pension plan contributions, employee or non-resident withholding tax source deductions, realty taxes (including utility charges and business taxes which are collectable like realty taxes), unremitted goods and services taxes, provincial sales taxes, customs duties or similar statutory obligations secured by a Lien on the Borrower’s assets ranking prior to or pari passu with the Security.

“Taxes” means all taxes of any kind or nature whatsoever, including income taxes, capital taxes, levies, imposts, transfer taxes, stamp taxes, documentary taxes, royalties, duties, charges to taxes, value added taxes, goods and services taxes, harmonized sales taxes, business transfer taxes, excise taxes, property taxes, and all fees, deductions, withholdings and charges, imposed, levied, collected, withheld or assessed by any authority of or within any jurisdiction whatsoever having power to tax, together with penalties, fines, additions to tax and interest thereon.

“Trinity Silver Project” means the fee lands and unpatented mining claims and the agreements, leases and subleases pertaining to or of the same described in the Mineral Status Report of Erwin & Thompson LLP, dated October 15, 2014.

“TSX” means Toronto Stock Exchange.

“U.S. Dollars” and the symbol “$” each means the lawful currency of the United States of America.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“U.S. Securities Laws” means all applicable securities legislation in the United States, including the U.S. Securities Act, the U.S. Exchange Act and the rules and regulations promulgated thereunder, and any applicable state securities laws.

1.2

Extended Meanings

To the extent the context so admits, in this Agreement the following words and expressions shall be given the following corresponding extended meanings:

“change” – change, modify, alter, amend, supplement, extend, renew, compromise, novate, replace, terminate (excluding, for clarity, termination in accordance with the express terms of an applicable agreement, but not resulting from any breach, default or other equivalent or analogous cause), release, discharge, cancel, suspend or waive.

“claim” – claim, claim over, counter-claim, cross-claim, defence, demand or liability (actual or contingent, now existing or arising hereafter), whether arising by agreement or statute, at law or in equity or otherwise, or any proceeding, judgment or order of any court or other Governmental Authority or arbitrator.

a “final judgment” – a judgment, order, declaration or award of a court, other Governmental Authority, arbitrator or other alternative dispute resolution authority of competent jurisdiction from which no appeal may be made or from which all rights of appeal have expired or been exhausted.

“include” – include without limitation and such term shall not be construed to limit any word or statement that it follows to the specific items or matters immediately following it or similar terms or matters.

“losses and expenses” – losses, costs, expenses, damages, penalties, awards, Orders and claims, including any applicable court costs and legal fees and disbursements on a full indemnity basis.

“obligations” – indebtedness, obligations, promises, covenants, responsibilities, duties and liabilities (actual or contingent, direct or indirect, matured or unmatured, now existing or arising hereafter), whether arising by agreement or statute, at law, in equity or otherwise.

a “person” – an individual, including an individual in his or her capacity as trustee, executor, administrator or other representative, a sole proprietorship, a partnership, an unincorporated association, an unincorporated syndicate, an unincorporated organization, a trust, including a business trust, a body corporate organized under the laws of any jurisdiction, a government or agency of a government or any other artificial legal or commercial entity.

a “receiver” – a privately appointed or court appointed receiver or receiver and manager, interim receiver, liquidator, trustee-in-bankruptcy, administrator, administrative receiver and any other like or similar official.

“rights” – rights, titles, benefits, interests, powers, authorities, discretions, privileges, immunities and remedies (actual or contingent, direct or indirect, matured or unmatured, now existing or arising hereafter), whether arising by agreement or statute, at law, in equity or otherwise.

1.3

References to Agreements

Unless the context otherwise requires, each reference in this Agreement to any agreement or document (including this Agreement and any other defined term that is an agreement or document) shall be construed so as to include such agreement or document (including any attached schedules, appendices and exhibits) and each change made to it at or before the time in question, and any change to any agreement or document which is not made in compliance with the Loan Documents shall be disregarded for the purposes of determining whether or not the Borrower has breached its obligations relative thereto under the Loan Documents (save for any obligations not to change such agreement or document contained in any Loan Document).

1.4

Headings, etc.

The division of this Agreement into Articles, Sections and Schedules and the insertion of headings and titles are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section, Subsection, Schedule, paragraph, subparagraph, Clause or other portion of this Agreement.

1.5

Grammatical Variations

In this Agreement, unless the context otherwise requires, (a) words and expressions (including words and expressions (capitalized or not) defined or given extended meanings) in the singular include the plural and vice versa (the necessary changes being made to fit the context), (b) words in one gender include all genders and (c) grammatical variations of words and expressions (capitalized or not) which are defined, given extended meanings or incorporated by reference in this Agreement shall be construed in like manner.

1.6

Accounting Computations

Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Agreement or any other Loan Document, including the contents of any Certificate to be delivered hereunder, such determination, consolidation or computation shall, unless the parties otherwise agree or the context otherwise requires, be made in accordance with Applicable Accounting Principles applied on a consistent basis.

1.7

Permitted Liens

The inclusion of reference to Permitted Liens in any Loan Document is not intended to subordinate and will not subordinate, any Security to any Permitted Lien other than any Permitted Lien having priority as a matter of law.

1.8

Currency

Unless otherwise provided, all references herein to a dollar amount shall be deemed to be a reference to the lawful currency of the United States of America.

ARTICLE 2
THE LOAN FACILITY

2.1

Establishment of Loan Facility

Upon and subject to the terms and conditions of this Agreement and relying on the representations and warranties contained in Article 9, the Lender hereby (2) confirms that it established a committed non-revolving term loan facility in the amount equal to the First Commitment in favour of the Borrower (d) to refinance, replace and supersede the First Existing Notes, and (e) for general working capital purposes of the Borrower and (3) hereby establishes a committed non-revolving term loan facility in the amount equal to the Second Commitment in favour of the Borrower (a) to refinance, replace, and supersede the Second Existing Note, (b) for drilling, metallurgical work, environmental permitting, surveying and other related exploration expenses pertaining to the Trinity Silver Project and (iii) for general working capital purposes of the Borrower in accordance with the annual operating budget approved by the Lender.

2.2

First Existing Advances

The parties acknowledge and agree that a total of $100,000 was advanced by way of loan by the Lender to the Borrower ($50,000 on October 8, 2013 (the “First Initial Advance Date”) and $50,000 on November 6, 2013) which was evidenced by unsecured promissory notes bearing issue dates of October 8, 2013 and November 6, 2013 in the principal amount of $50,000 each (the “First Existing Notes”), that the First Existing Notes shall be deemed to be replaced and superseded by this Agreement and the First Existing Notes and the loan advances evidenced thereby shall form part of the Loan as if they were originally made pursuant to this Agreement on their respective advance dates.

2.3

Second Existing Advances

The parties acknowledge and agree that $25,000 has been previously advanced by way of loan by the Lender to the Borrower on September 30, 2014 currently evidenced by an unsecured promissory note bearing issue date of September 30, 2014 in the principal amount of $25,000 (the “Second Existing Note”), that the Second Existing Note shall be deemed to be replaced and superseded by this Agreement and the Second Existing Note and the loan advance evidenced thereby shall form part of the Loan as if it were originally made pursuant to this Agreement on its advance date.

2.4

Loan Facility Limit

The Borrower shall ensure that the total Loan Amount at no time exceeds (4) the First Commitment before the Second Closing Date and (5) the Second Commitment on and subsequent to the Second Closing Date.

ARTICLE 3
ADVANCE PROCEDURE

3.1

Availability of First Advances

The Borrower has borrowed the entire First Commitment by way of six (6) separate loan advances (each a “First Advance”) in the aggregate total principal amount of $1,210,000. The First Advances have already been made under the Existing Loan Agreement and are evidenced by the Notes issued under the Existing Loan Agreement (the date of each such note being a “First Advance Date”).

3.2

Availability of Second Advances

The Borrower may borrow up to the Second Commitment by way of six (6) separate loan advances (each a “Second Advance”). The first Second Advance has already been made and is evidenced by the first Second Existing Note. The second Second Advance may be borrowed by the Borrower on the Second Closing Date in the amount of $325,000 and thereafter the Borrower may borrow further Second Advances in the principal amounts of up to (6) $150,000 on any date mutually agreeable to the Borrower and the Lender or November 30, 2014, if no date is selected and (7) $250,000 on each of December 31, 2014, March 31, 2015 and June 30, 2015 (each a “Second Advance Date”).

3.3

Notice of Advances

The Borrower must deliver a request for an Advance to the Lender to obtain an Advance under the Loan Facility not less than ten (10) Business Days before the proposed Advance Date specifying the principal amount (which must be in a minimum amount of $100,000 and not exceed the amounts specified in Section 3.1 or 3.2, as applicable). In the event the full amount available to be advanced on any Advance Date is not requested to be advanced by the Borrower, there shall be no further right of the Borrower to carry forward any such unrequested amount not so requested to be advanced.

ARTICLE 4
INTEREST AND FEE CALCULATIONS AND CHANGES IN CIRCUMSTANCES

4.1

Interest

4.1.1

Loan.

  The Borrower shall pay interest on the Loan Amount calculated and payable from the First Initial Advance Date until the Loan is due to be repaid hereunder at a percentage rate per annum equal to the Interest Rate.

4.1.2

Overdue Amounts.

  If any sum payable by the Borrower under any provision of this Agreement is not paid when due and payable hereunder (whether on its stipulated due date, on demand, on acceleration or otherwise), the Borrower shall pay interest on the outstanding balance thereof at the Default Rate.

4.2

Interest and Fee Calculations and Payments

4.2.1

General.

  Subject to the last sentence of this Subsection 4.2.1, interest payable on any amount under this Agreement shall be (8) calculated upon the daily outstanding balance of such amount from (and including) the date it is first outstanding or advanced until (but excluding) the date it is paid or repaid in full to the Lender, (9) paid in the same currency in which such amount is denominated and (10)  payable in arrears on each Interest Payment Date and on the date the final balance thereof is paid or repaid in full based upon the actual number of days elapsed in the relevant period of calculation. Interest payable on each such amount shall be payable both before and after demand, default and judgment at the applicable rate set out in Section 4.1 with interest on overdue interest at the same rate (except to the extent provided otherwise in Subsection 4.1.2). The Lender may, at its discretion, defer the payment date of any interest instalment otherwise due hereunder on any Interest Payment Date until the earlier of the Second Maturity Date and the date the Lender takes any action under Section 11.2.  No interest shall accrue on any interest instalment amount so deferred until its deferred maturity date.

4.2.2

Day Count Fraction.

  The rates of interest per annum payable on or in respect of the Loan are expressed on the basis of a 365 or 366 day year, as applicable.

4.3

Withholding Taxes Generally

4.3.1

No Withholding; Gross-Up Requirement.

  Each payment required to be made by the Borrower under each Loan Document shall be made without set-off or counterclaim, free and clear of, and without deduction or withholding for or on account of, any Indemnified Taxes, except to the extent such deduction or withholding is required by any applicable law, as modified by the administrative practice of any relevant Governmental Authority, then in effect. To the extent and each time the Borrower is so required to deduct or withhold Indemnified Taxes from or in respect of any such payment to or for the account of the Lender, then the Borrower will:

(a)

promptly notify the Lender of such requirement;

(b)

pay to the relevant Governmental Authority when due the full amount required to be deducted or withheld (including the full amount of Indemnified Taxes required to be deducted or withheld from any additional amount paid by the Borrower to or for the account of the Lender under this Subsection 4.3.1);

(c)

promptly forward to the Lender an official receipt (or a certified copy), or other documentation reasonably acceptable to the Lender, evidencing such payment to such Governmental Authority; and

(d)

forthwith pay to the Lender, in addition to the payment to which the Lender is otherwise entitled under such Loan Document, such additional amount as is necessary to ensure that the net amount actually received by the Lender (free and clear of, and net of, any such Indemnified Taxes, including the full amount of Taxes required to be deducted or withheld from any additional amount paid by the Borrower under this Subsection 4.3.1, whether assessed against the Borrower or the Lender) will equal the full amount the Lender would have received had no such deduction or withholding been required.

4.3.2

Other Taxes.

  The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

4.3.3

Indemnity.

  The Borrower shall indemnify the Lender forthwith after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Lender on or with respect to any payment by or on account of any obligation of the Borrower or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. In addition, the Borrower hereby indemnifies and holds harmless the Lender for all interest, penalties and reasonable expenses, resulting from or relating to the Borrower’s failure to:

(a)

remit to the Lender the documentation referred to in Subsection 4.3.1(c); or

(b)

pay any Taxes or Other Taxes when due to the relevant government authority (including, without limitation, any Taxes imposed by any government authority on amounts payable under this Section 4.3)).

A certificate as to the amount of such payment or liability delivered to the applicable Borrower by the Lender shall be conclusive absent manifest error.

4.3.4

Indemnity for Additional Income Tax.

  The Borrower shall also indemnify the Lender on a full indemnity after-Tax basis, for any additional Taxes on net income that the Lender may be obliged to pay as a result of the payment of additional amounts under this Section 4.3.

ARTICLE 5
REPAYMENT AND PREPAYMENT

5.1

Repayment of the Loan Facility

The First Advances, together with all accrued and unpaid interest thereon as at the Second Closing Date, (the aggregate total sum of all such principal and interest being the “Conversion Amount”) shall be paid in full and satisfied on the Second Closing Date through the issuance by the Borrower to the Lender of fully paid, non-assessable Common Shares in the number equal to the product of (11) the Conversion Amount and (12) the fraction of one (1) divided by 0.0125 (the “Conversion Shares”) and the delivery to or to the order of the Lender of the stock certificate(s) representing the Conversion Shares.  Subject to Section 5.2, and Section 6.1 hereof, the Borrower shall repay the Loan Amount comprised of Second Advances in full to the Lender on the Second Maturity Date.

5.2

Extension of Second Maturity Date

Provided that no Event of Default has occurred and is continuing, the Borrower may, upon not less than twenty (20) days and not more than thirty (30) days prior notice to the Lender, extend the Second Maturity Date by an additional period of six (6) months following the initial Second Maturity Date (the “Extended Period”).

5.3

Promissory Note

The obligations of the Borrower to repay the Loan comprised of Second Advances shall be evidenced by a Note issued to the Lender in the form attached as Schedule A.

5.4

Voluntary Repayments

5.4.1

Loan Facility.

  The Borrower shall have the right at any time and from time to time to prepay all or any portion of the Loan with the payment of a prepayment fee to the Lender equal to five percent (5%) of the Loan Amount being prepaid. Any partial prepayment must be in the minimum principal amount of $50,000.

5.4.2

Effect of Voluntary Repayment.

  Each portion of the Loan voluntarily repaid pursuant to Subsection 5.4.1 shall reduce the amount of the Commitment accordingly and any portion of the Loan so voluntarily prepaid may not be reborrowed.

5.5

Changes to Commitment

5.5.1

Changes to Commitment.

  The Second Commitment shall reduce to nil on the Second Maturity Date.

ARTICLE 6
CONVERSION

6.1

Conversion of the Loan Facility

Subject to the last sentence of this Section 6.1 the Lender may at any time up to the Business Day before the Second Maturity Date, by written notice to the Borrower, elect to convert, all or a part of, the Loan comprised of Second Advances, and any accrued and unpaid interest thereon (including any deferred interest), in whole or in part, to Common Shares at a conversion price of $0.0125 per Common Share.  Subject to the next sentence, upon receipt of any such notice, the Borrower shall forthwith issue the requisite number of fully paid Common Shares based on such conversion price to the Lender and deliver a stock certificate to or to the order of the Lender representing such Common Shares in satisfaction of the amount so converted.  To the extent that the Borrower does not have sufficient authorized Common Shares available to satisfy any such elected conversion in full, the Borrower shall forthwith take all reasonable commercial efforts to hold, as expeditiously as possible, a shareholders meeting to approve the necessary increase in its authorized capital in order that the conversion rights under this Section 6.1 may be exercised to their fullest extent.  Any amount of the Loan not repaid in full or so converted before the Second Maturity Date shall, subject to Section 11.2 be paid in full on the Second Maturity Date.

ARTICLE 7
CONDITIONS PRECEDENT

7.1

Conditions Precedent to First Advances

The Borrower agreed to satisfy each of the following conditions precedent to the Loan Facility on or before November 14, 2013 or such later date as the Lender, in its sole discretion, may agree to (the “First Drop-Dead Date”). The Lender was not be obliged to make any Advance (beyond the first two (2) Advances that had already been made) available under the Existing Loan Agreement unless and until the Lender notified the Borrower that each of the conditions precedent to the first closing set forth below had been satisfied (to the sole discretion of the Lender) or (to the extent not satisfied) waived by the Lender to permit the first closing of the financing contemplated by the Existing Loan Agreement to occur before the First Drop-Dead Date (a “First Closing Notice”):

(a)

the Lender has received each of the following in form and substance satisfactory to the Lender (in original or, at the Lender’s discretion, PDF, facsimile or other copy):

(i)

a Certificate of the Borrower (i) attaching true copies of 1. its Constitutional Documents and 2. all necessary internal corporate action taken by it to authorize the execution, delivery and performance of each Loan Document to which it is party and the consummation of the transactions contemplated thereby, (ii) as to incumbency and true signatures of its Responsible Officers and (iii) as to such other matters as the Lender may reasonably require;

(ii)

a certificate of status (or the equivalent) with respect to the Borrower for its jurisdiction of incorporation and any other jurisdiction where it conducts business or has Material assets;

(iii)

each Loan Document duly executed by each party thereto;

(iv)

receipt of any approvals required from TSX with respect to the Loan;

(v)

opinions from the Borrower’s counsel addressed to the Lender and Lender’s counsel on matters incident to the Loan Documents as the Lender may reasonably require (including, for certainty, that the Security secures the Loan Obligations), together with a title opinion with respect to the Properties reflecting the Borrower’s interest in the Properties addressed to the Lender and Lender’s counsel;

(vi)

a search report dated prior to or on or about the First Closing Date for each of the jurisdictions in which the Security or notice thereof is intended to be registered, showing the due registration of or that upon due registration (assuming such registration occurred on the date of such respective reports), the Liens created under the Security will be prior to all other Liens on the Collateral (subject only to Permitted Liens). With respect to the foregoing, the Borrower hereby expressly consents to the pre-filing of all registrations which may be filed in advance of First Closing pursuant to the Uniform Commercial Code (“UCC”) and/or the PPSA;

(vii)

Certificate of the Borrower certifying that (iv) each of the representations and warranties of the Borrower made under Section 9.1 is true, accurate and complete in all respects, (v) each obligation required to be performed by the First Closing Date have been performed, (vi) no Default has occurred and (vii) all of the conditions contained in this Section 7.1 have been satisfied, save for those waived by the Lender; and

(viii)

such other documents as the Lender may reasonably require;

(b)

the Lender has completed and is satisfied with the results of its due diligence enquiries related to the Borrower acting reasonably;

(c)

no Material Adverse Change shall have occurred since October 1, 2013;

(d)

no Default has occurred;

(e)

the Security has been registered wheresoever required by the Lender or the Lender’s counsel, it being acknowledged that the Deed of Trust will be recorded in the applicable office in Pershing County, Nevada, and such Security shall grant the Lender a first priority Lien in the Collateral (such first priority Lien subject only to the Permitted Liens);

(f)

all fees payable to the Lender and all reasonable out-of-pocket fees, costs and expenses incurred or payable by the Lender (including those payable to the Lender’s legal counsel) up to the maximum amount of $40,000 (not including disbursements and taxes) in connection with the First Closing (including any term sheet or commitment letter related hereto) have been, or will be deducted from the Advance made on the First Closing Date and, paid in full.

7.2

Conditions Precedent to Second Advances

The Borrower agrees to satisfy each of the following conditions precedent to the second closing on or before October 15, 2014 or such later date as the Lender, in its sole discretion, may agree to (the “Second Drop-Dead Date”). The Lender will not be obliged to make any Second Advance (beyond the first Second Advance that has already been made) available under this Agreement unless and until the Lender notifies the Borrower that each of the conditions precedent to the Second Closing set forth below have been satisfied (to the sole discretion of the Lender) or (to the extent not satisfied) waived by the Lender to permit the Second Closing of the financing contemplated by this Agreement to occur before the Second Drop-Dead Date (a “Second Closing Notice”):

(a)

the Lender has received each of the following in form and substance satisfactory to the Lender (in original or, at the Lender’s discretion, PDF, facsimile or other copy):

(i)

a Certificate of the Borrower (viii) attaching true copies of 1. its Constitutional Documents or confirming they have not changed from the First Closing Date and 2. all necessary internal corporate action taken by it to authorize the execution, delivery and performance of each Loan Document to which it is party and the consummation of the transactions contemplated thereby, including the approval of the issuance and allotment of the Conversion Shares (ix) as to incumbency and true signatures of its Responsible Officers and (x) as to such other matters as the Lender may reasonably require;

(ii)

a certificate of status (or the equivalent) with respect to the Borrower for its jurisdiction of incorporation and any other jurisdiction where it conducts business or has Material assets;

(iii)

each Loan Document not received on the First Closing duly executed by each party thereto;

(iv)

share certificates representing the Conversion Shares issued pursuant to Section 5.1;

(v)

opinions from the Borrower’s counsel addressed to the Lender and Lender’s counsel on matters incident to the Loan Documents and the issuance of Conversion Shares issued pursuant to Section 5.1 as the Lender may reasonably require (including, for certainty, that the Security secures the Loan Obligations) and the relevant U.S. and Canadian securities law opinion with respect to the issuance and delivery of the Conversion Shares, together with an update to the title opinion with respect to the Properties reflecting the Borrower’s interest in the Properties provided on the First Closing addressed to the Lender and Lender’s counsel;

(vi)

a search report dated prior to or on or about the Second Closing Date for each of the jurisdictions in which the Security or notice thereof is or is intended to be registered, showing the due registration of or that upon due registration (assuming such registration occurred on the date of such respective reports), the Liens created under the Security will be prior to all other Liens on the Collateral (subject only to Permitted Liens). With respect to the foregoing, the Borrower hereby expressly consents to the pre-filing of all registrations which may be filed in advance of Second Closing pursuant to the Uniform Commercial Code (“UCC”) and/or the PPSA;

(vii)

Certificate of the Borrower certifying that (xi) each of the representations and warranties of the Borrower made under Section 9.1 is true, accurate and complete in all respects, (xii) each obligation required to be performed by the Second Closing Date have been performed, (xiii) no Default has occurred and (xiv) all of the conditions contained in this Section 7.2 have been satisfied, save for those waived by the Lender;

(viii)

a letter or certificate of Computershare Canada Trust Company as to the issued and outstanding share capital dated October [15], 2014; and

(ix)

such other documents as the Lender may reasonably require;

(b)

the Lender has completed and is satisfied with the results of its due diligence enquiries related to the Borrower acting reasonably;

(c)

no Material Adverse Change has occurred since the First Closing Date other than the de-listing of the Borrower from the TSX;

(d)

no Default has occurred;

(e)

the Security has been registered wheresoever required by the Lender or the Lender’s counsel, it being acknowledged that the Deed of Trust (including any amendments thereto as a consequence hereof) will be recorded in the applicable office in Pershing County, Nevada, and such Security shall grant the Lender a first priority Lien in the Collateral (such first priority Lien subject only to the Permitted Liens); and

(f)

all fees payable to the Lender and all reasonable out-of-pocket fees, costs and expenses incurred or payable by the Lender (including those payable to the Lender’s legal counsel) up to the maximum amount of $40,000 (not including disbursements and taxes) and up to a maximum of $10,000 for Erwin & Thompson LLP (not including disbursements and applicable taxes) in connection with the Second Closing (including any term sheet or commitment letter related hereto) have been, or will be deducted from the Advance made on the Second Closing Date and, paid in full.

7.3

Conditions to all Advances

The Borrower agrees to satisfy each of the following conditions precedent to each Advance made after the First Closing Date. The Lender shall not be obliged to make or allow any such Advance unless each of the following conditions precedent to Advance has been satisfied or (to the extent not satisfied) waived by the Lender, to permit such Advance to occur:

(a)

no Default has occurred that is continuing on the date such Advance is requested or on the proposed Advance Date, nor would any Default result after giving effect to the requested Advance; and

(b)

the Borrower has requested such Advance in accordance with Section 3.2.

ARTICLE 8
SECURITY

8.1

Initial Security

The Borrower shall provide the Lender with the following documents (each in form and substance satisfactory to the Lender) before the Second Drop-Dead Date and the Liens constituted thereby shall secure the due payment and performance of the Loan Obligations:

(a)

a security agreement creating Liens in all present and after-acquired property of the Borrower granted by the Borrower in favour of the Lender; and

(b)

the Deed of Trust.

8.2

Registration

The Borrower shall ensure that the Security (or a financing statement, notice or other appropriate document in respect thereof) is at all times registered on behalf of the Lender in all offices where (13) such registration is necessary or of advantage to create, preserve, protect and perfect the Security, or any part thereof, and its validity, effect, priority and perfection at all times, including any land registry, mining claims, or land titles office and/or (14) the Lender’s legal counsel specifically requests.

8.3

Further Assurances

The Borrower shall, forthwith and from time to time on request from the Lender, execute or cause to be executed, all such documents (including any change to any Loan Document) and do or cause to be done all such other matters and things which in the reasonable opinion of the Lender or the Lender’s counsel may be necessary to give the Lender (so far as may be possible under any applicable law) the Liens and the priority intended to be created by the Loan Documents or to facilitate realization under such Liens.

8.4

Discharge of Security

After all Loan Obligations have been paid in full, the Lender shall promptly, at the request and expense of the Borrower, execute and deliver such releases and discharges of the Security and authorizations to discharge registrations thereof as the Borrower shall prepare and reasonably request.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1

Borrower Representations and Warranties

The Borrower represents and warrants to and in favour of the Lender as follows:

9.1.1

Authority.

  The Borrower is a corporation duly and validly incorporated and existing under the laws of the State of Nevada and has the legal capacity and right to own its assets and to carry on its business in each jurisdiction in which its assets are located or it carries on business. The Borrower has the legal capacity and requisite corporate power, authority and capacity to enter into each Loan Document and do all acts and things and execute and deliver all documents as are required thereunder to be done, observed, or performed by it in accordance with the terms and conditions thereof.

9.1.2

Due Authorization and Execution.

  The Borrower has taken all necessary action to authorize the execution and delivery of each Loan Document, the creation and performance of its obligations thereunder and the creation of the Liens over its assets and the consummation of the transactions contemplated thereby. The Borrower has duly executed and delivered each Loan Document.

9.1.3

Validity of Loan Documents – Non-Conflict.

  None of the authorization, execution, delivery, or performance of the Loan Documents, nor the creation of any Liens over the assets of the Borrower, nor the consummation of any of the transactions contemplated thereby:

(a)

requires any authorization to be obtained or registration to be made (except such as have already been obtained or made and are now in full force and effect);

(b)

conflicts with, contravenes or gives rise to any default under (c) any of the Constitutional Documents or directors’ resolutions of the Borrower or of any committee thereof, (d) the provisions of any indenture, instrument, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its assets is or may become bound or (e) any applicable law; or

(c)

has resulted or will result in the creation or imposition of any Lien (other than the Security) upon any of the Collateral.

9.1.4

Enforceability.

  Each Loan Document constitutes a valid and legally binding obligation enforceable against the Borrower in accordance with its terms, subject only to bankruptcy, insolvency, winding-up, dissolution, administration reorganization, arrangement or other statutes or judicial decisions affecting the enforcement of creditors’ rights in general and to general principles of equity, including those under which specific performance and injunctive relief may be refused by a court in its discretion.

9.1.5

Absence of Litigation.

  Except as disclosed in the Borrower’s Information Record, and with the exception of any and all class action proceedings, there is no existing, pending or, to its knowledge, threatened proceeding against the Borrower which could result in a Material Adverse Effect or one or more judgments against the Borrower in an aggregate amount in excess of $100,000 (or the equivalent in foreign currency). To the knowledge of the Borrower, there is no judgment, order or award outstanding against the Borrower that could have a Material Adverse Effect.

9.1.6

Financial Statements.

  Each financial report and financial statement for the Borrower delivered to the Lender pursuant to or in connection with this Agreement has been prepared in accordance with Applicable Accounting Principles and fairly and accurately presents, in all material respects, the financial information and the financial condition and results of operations of the Borrower contained therein as at their respective preparation dates.

9.1.7

Accuracy of Information.

  No information furnished to the Lender by or on behalf of the Borrower in connection with any Loan Document contains Misrepresentation.

9.1.8

No Material Adverse Change.

  Since the First Closing Date, there has been no Material Adverse Change, other than the de-listing of the Borrower from the TSX.

9.1.9

All Authorizations Obtained and Registrations Made.

  All authorizations and registrations necessary to permit the Borrower to execute, deliver and perform each Loan Document to which it is party, grant the Security and consummate the transactions contemplated thereby have been obtained or effected and are in full force and effect. To the knowledge of the Borrower, the Borrower is in compliance with the requirements of all such authorizations and registrations and there is no judgment, order or award outstanding or proceeding existing, pending or, to its knowledge, threatened which could result in the revocation, cancellation, suspension or any adverse modification of any of such authorizations and registrations.

9.1.10

No Default.

  No Default has occurred which has not been either remedied (or otherwise ceased to be continuing) or expressly waived by the Lender in writing.

9.1.11

Collateral.

  To the knowledge of the Borrower, the Borrower (15) has good and marketable title to all Collateral comprised of real property expressed to be owned by the Borrower in any Security Document and (16) is the sole legal and beneficial owner to all

Collateral comprised of personal property in which the Borrower has rights; in each case free and clear of all Liens, other than Permitted Liens.

9.1.12

Taxes.

  The Borrower has:

(a)

delivered or caused to be delivered all Tax returns which are now due to the appropriate Governmental Authority;

(b)

paid and discharged all Taxes payable by it when due;

(c)

made provision for appropriate amounts in respect of any Taxes likely to be exigible in accordance with Applicable Accounting Principles;

(d)

withheld and collected all Taxes required to be withheld and collected by it and remitted such Taxes to the appropriate Governmental Authority when due; and

(e)

paid and discharged all Statutory Prior Claims when due,

save for any failures to do so which have not resulted in and are not reasonably likely to result in an aggregate Tax liability for all such failures at any time outstanding exceeding $50,000, and no assessment or appeal is, to its knowledge, being asserted or processed with respect to such returns, Taxes or Statutory Prior Claims, except for any such assessments or appeals that have not resulted and will not result in Tax liabilities in excess of $50,000 in the aggregate for all such assessments or appeals.

9.1.13

Location of Assets.

  As of the Second Closing Date, all places of business and locations of the assets of the Borrower are located in Pershing County, Nevada, and the chief executive office of the Borrower is located in the Province of Ontario.

9.1.14

Corporate Authority.

  The Borrower has the requisite corporate power, authority and capacity to own, lease and operate its properties and assets and carry on its business as described in the Borrower’s Information Record and no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding-up.

9.1.15

Conduct of Business.

  The Borrower is conducting its business in compliance in all material respects with all applicable laws, rules and regulations in each jurisdiction in which its business is carried on and holds all requisite licences, registrations, qualifications, permits and consents necessary or appropriate for carrying on its business as currently carried on and all such licences, registrations, qualifications, permits and consents are valid and subsisting and in good standing, except where the failure to hold such licences, registrations, qualifications, permits or consents would not have a Material Adverse Effect.

9.1.16

Reporting Issuer.

  The Borrower is a “reporting issuer” (or its equivalent), not in default of any requirement of Applicable Securities Laws, and will use its commercially reasonable efforts to maintain such status for a period from the date hereof up to and including the twenty-four (24) month period following the Second Closing Date; provided that for greater certainty the foregoing shall not prevent the Borrower from pursuing or participating in any transaction involving a change of control that would result in the Borrower ceasing to be a reporting issuer.

9.1.17

TSX Listing.

  As at the First Closing Date, the Borrower’s common shares were listed and posted for trading on the TSX.

9.1.18

Directing Operations.

  The Borrower is responsible for directing and directly overseeing the operations and development of its business and the operations, exploration and development of the properties in which the Borrower has a direct or indirect ownership, royalty, or other interest.

9.1.19

No Subsidiary or Holdings of Securities of Others.

  Except as disclosed in the Borrower’s Information Record, the Borrower has no subsidiary, whether through direct or indirect holdings of securities and, as at the Second Closing Date, the Borrower does not have any ownership interest or investment in any other person.

9.1.20

Freedom to Compete.

  The Borrower is not a party to or bound or affected by any commitment, agreement or document containing any covenant which expressly limits the freedom of the Borrower to compete in any line of business, transfer or move any of its assets or operations or which materially or adversely affects the business practices, operations or condition of the Borrower.

9.1.21

Continuous Disclosure Obligations.

  The Borrower is in compliance in all material respects with its timely and continuous disclosure obligations under Canadian Securities Laws, including, without limitation, under NI 51-102 and, without limiting the generality of the foregoing, there has not occurred any Material Change since January 1. 2014, which has not been publicly disclosed on a non-confidential basis and, except as may have been corrected by subsequent disclosure, the statements set forth in the Borrower’s Information Record did not contain any Misrepresentation as of the date of such statements and the Borrower has not filed any confidential material change reports since the date of such statements which remains confidential as at the date hereof.

9.1.22

No Reportable Events with the Auditors.

  There has never been any reportable event (within the meaning of NI 51-102) with the Auditors or any former Auditors (if any) of the Borrower.

9.1.23

Off-Balance Sheet Financing.

  The Borrower has not engaged in any “off balance sheet” or similar financing.

9.1.24

Liabilities.

  The Borrower does not have any liabilities, obligations, indebtedness or commitments, whether accrued, absolute, contingent or otherwise, which are not disclosed or referred to in the Financial Information or referred to or disclosed herein, other than liabilities, obligations, or indebtedness or commitments (f) incurred in the normal course of business, or (g) which, in the aggregate, would not have a Material Adverse Effect.

9.1.25

Independent Accountants.

  The accountants, who reported on and audited the Financial Information that has been audited, are independent with respect to the Borrower within the meaning of Canadian Securities Laws.

9.1.26

Accounting Controls.

  The Borrower maintains, and will maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (h) transactions are executed in accordance with management’s general or specific authorizations, (i) transactions are recorded as necessary to permit preparation of financial statements in conformity with Applicable Accounting Principles and to maintain asset accountability, (j) access to assets is permitted only in accordance with management’s general or specific authorization, and (k) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

9.1.27

No Acts of Bankruptcy.

  The Borrower has not sought protection from its creditors from any court or pursuant to any legislation, proposed a compromise or arrangement to its creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound up, as the case may be, taken any proceeding to have a receiver appointed of any part of its assets, had any encumbrancer or receiver take possession of any of its property, had an execution or distress become enforceable or levied upon any portion of its property or had any petition for a receiving order in bankruptcy or application for a bankruptcy order filed against it.

9.1.28

No Guarantees.

  The Borrower has not made any loans to or guaranteed the obligations of any person.

9.1.29

No Rulings Against.

  Other than the de-listing of the Borrower from the TSX and except as disclosed in the Borrower’s Information record as at the First Closing Date, no order, ruling or decision granted by a Canadian securities commission, court of competent jurisdiction, regulatory or administrative body having jurisdiction is in effect, pending or, to the Borrower’s knowledge, threatened that restricts any trades in any securities of the Borrower as of the date hereof including, without limitation, any cease trade orders.

9.1.30

The Properties.

(a)

The Borrower’s interest in the Properties is accurately described in the Borrower’s Information Record;

(b)

the Borrower holds interest in the Properties as is described in the Borrower’s Information Record, free and clear of all material Liens except as described in the Borrower’s Information Record;

(c)

the unpatented mining claims comprising the Properties (the “Mining Claims”) are in good standing under applicable laws;

(d)

except in respect of permits to be obtained in the ordinary course that are reasonably expected to be received by the Borrower in a timely fashion, the Borrower has all surface rights, access rights, and other necessary rights, interests permits and authorizations necessary to carry on its current and proposed exploration activities, including without limitation leases, rights of way, rights to use, surface rights, easements, or other real property rights;

(e)

the Borrower has neither received, nor has knowledge of there having been issued, any notice of decision regarding the validity or forfeiture of any of the terms or provisions of the Mining Claims which would have a Material Adverse Effect;

(f)

the Borrower has not received any notice of the revocation or cancellation of, or any intention to revoke or cancel, any of the licenses, leases, subleases, or other instruments conferring rights relating to any of the Mining Claims or any part thereof;

(g)

the execution, delivery and performance of any of the Loan Documents by the Borrower, and the consummation of the transactions contemplated herein, will not cause a default or termination, or give rise to the right of termination, or rights of first refusal or other pre-emptive rights under any of the Mining Claims;

(h)

there is no actual or, to the knowledge of the Borrower, threatened adverse claim against, or challenge to, the ownership of, or title to, the Mining Claims or any other interests of the Borrower in the Properties;

(i)

except as disclosed in the Borrower’s Information Record, no third parties hold any interests in the Properties, including any rights of first refusal or back-in rights, earn-in rights, leases, subleases, rights of first offer, option rights, or similar rights or provisions;

(j)

except as disclosed in the Borrower’s Information Record, there are no outstanding contracts or options to acquire or purchase the Properties or any part thereof or interest therein, and, except as disclosed in the Borrower’s Information Record, no person has any royalty or other interest whatsoever in production or profits from the Properties;

(k)

the Borrower has conducted all activities on or in respect of the Properties in material compliance, and, to the knowledge of the Borrower, with all applicable laws;

(l)

the Borrower has no knowledge of any act or omission or any condition on the Properties which could be considered or construed as a default under any related Mining Claims except as would not have a Material Adverse Effect;

(m)

except as disclosed in the Borrower’s Information Record, the Borrower has no responsibility or obligation to pay any commission, royalty, earn-in licence, fee, or similar payment to any person with respect to the Properties;

(n)

all exploration permits, leases, concessions, license and mining claim payments, rentals, taxes, rates, assessments, maintenance fees and other governmental charges, owing in respect of the Mining Claims, the real property interests of the Borrower, or any part of the real property interests of the Borrower, have been paid in full up to the date of this Agreement, except where such failure to pay would not have a Material Adverse Effect;

(o)

all assessments or other work required to be performed and all maintenance fees required to be paid in relation to Mining Claims in order to maintain the Properties in good standing, have been performed to date and filed in accordance with applicable law, and the Borrower has complied in all material respects with all applicable laws in this connection, as well as with regard to legal, contractual obligations to third parties in this connection except for any non-compliance that could not either individually or in the aggregate have a Material Adverse Effect;

(p)

to the knowledge of the Borrower, there are no expropriations or similar proceedings of which the Borrower or any person has received notice against the Properties or any related Mining Claims;

(q)

the Borrower has made all payments required under all agreements to which it is a party with respect to the Properties or any part of them, with the exception of approximately $35,000 owing to Renaissance Gold Inc.

9.1.31

Leased Premises.

  With respect to each premises of the Borrower which is material to the Borrower and which the Borrower occupies as tenant (the “Leased Premises”), the Borrower occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Borrower occupies the Leased Premises is in good standing and in full force and effect.

9.1.32

Technical Reports.

  The Borrower has filed all technical reports as required by NI 43-101 for each mineral project on a property material to the Borrower, and the current technical reports have been prepared in material compliance with the requirements thereof.

9.1.33

Environment.

(a)

The Borrower is not, nor, to the knowledge of the Borrower, has any other person been in violation in respect of any of the Properties of any federal, provincial, state, local, municipal or foreign law relating to pollution or protection of human health, the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including laws relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials except where such violations would not, on an individual or aggregate basis, have a Material Adverse Effect,

(b)

To the knowledge of the Borrower, all Environmental Authorizations necessary for the Borrower to carry on its business as presently conducted have been obtained and are in force and the business and operations of the Borrower have been carried out at all times within the terms of all such Environmental Authorizations.

(c)

To the knowledge of the Borrower, all records, reports, registrations, and information necessary for the Borrower to comply with any Environmental Authorization have been made or given.

(d)

To the knowledge of the Borrower, no circumstances exist or have arisen out of the operations of the Borrower which could confer a right of revocation, suspension, modification or setting aside of any Environmental Authorization or could prevent any Environmental Authorization from being renewed or extended or could result in the terms of any Environmental Authorization being modified.

(e)

In respect of the Properties, where the Borrower is the operator of such property, the operations in respect of such property carried out by or on behalf of the Borrower have been carried out and operated at all times in compliance in all material respects with Environmental Laws; and where the Borrower is not the operator of such property, to the knowledge of the Borrower, commercially reasonable endeavours have been used by the operators of such property to carry out the operations in respect of such property at all times in compliance in all material respects with Environmental Laws.

(f)

Except as disclosed in the Borrower’s Information Record or to the knowledge of the Borrower, no Environmental Contaminant is in existence at the site of any of the Properties or has arisen out of the carrying out of operations on such property by the Borrower.

(g)

Except as disclosed in the Borrower’s Information Record, at no time has the Borrower or, to the knowledge of the Borrower, any other person involved in the carrying out of operations on any of the Properties on behalf of the Borrower, received any notice that:

(i)

such operations have not been carried out at all times within the terms of all Environmental Authorizations,

(ii)

any Environmental Contaminant is in existence at the site of any of the Properties or has arisen out of the carrying out of such operations in respect of any of the Properties, or

(iii)

any failure to comply with Environmental Laws has arisen at the site of any of the Properties or out of the carrying out of such operations in respect of the Properties.

(h)

There have been no past, and there are no pending or threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Laws against the Borrower or, to the knowledge of the Borrower, any person in respect of any of the Properties, which if determined adversely, would have a Material Adverse Effect.

(i)

For the purposes of Subsection 9.1.33, “Environmental Authorizations” means all authorizations, permits, certificates, consents, approvals, resolutions, licences, orders, permissions, exemptions, filings, recordings or registrations required or advisable under Environmental Laws; “Environmental Contaminant” means any substance, activity, condition or other phenomenon, the existence of which gives rise or could reasonably be expected, if any action were taken by any governmental agency or third party, to give rise to any notification, control, restriction, consent or other regulation or liability, sanction, order, notice or any requirement or agreed course of action under or arising out of the purported exercise by such government agency of its powers, duties and functions under Environmental Law (but excluding any substance naturally occurring on the relevant Property and any petroleum products and related sediment and water received, stored or produced on or transported from, and any other consumables brought on to, the site of any of the Properties, in each case, in the ordinary course of business and provided that they are stored, received, produced, transported, consumed and/or used in accordance with good mining practice and with applicable Environmental Laws); and “Environmental Laws” means all applicable laws, treaties, conventions, statutes, ordinances, by-laws, regulations, orders, directives and decisions rendered by any local, state or federal government, ministry, department or administrative or regulatory agency relating to the protection of the environment, occupational health and safety or the processing, use, treatment, storage, disposal, discharge, transport or handling of any pollutants, contaminants, chemicals or industrial, toxic or hazardous wastes or substances.

9.1.34

No Environmental Audits.

  There are no environmental audits, evaluations, assessments, studies, or tests that were commissioned by the Borrower respecting the business, operations, properties, or facilities of the Borrower or in which it has an economic interest.

9.1.35

Possession of Licenses and Permits.

  The Borrower possesses such permits, certificates, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, provincial, state, local or foreign, as applicable, regulatory agencies or bodies necessary to own, lease, stake or maintain Mining Claims and other property interests and to conduct the business now operated, including to conduct exploration at the Borrower’s various projects, except where the failure to possess such permits, certificates, licenses, approvals, consents or authorizations would not have a Material Adverse Effect.  The Borrower is in compliance with the terms and conditions of all such Governmental Licenses, and is not in violation of, or in default under, applicable laws (including Environmental Laws) of any governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over the Borrower or over any part of the Borrower’s operations or assets except where such non-compliance, violation or default would not have a Material Adverse Effect. To the knowledge of the Borrower, all of the Governmental Licenses are valid and in full force and effect. The Borrower has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

9.1.36

Outstanding Judgments against Borrower.

  Except as disclosed in the Borrower’s Information Record, as at the Second Closing Date there is no outstanding judgment, order,

decree, arbitral award, or decision of any court, tribunal, or governmental agency against the Borrower.

9.1.37

Civil Liability for Secondary Market Disclosure.

  To the knowledge of the Borrower, none of the Borrower, its officers or directors is aware of any circumstances presently existing under which liability is or would reasonably be expected to be incurred under Part XXIII.1 – Civil Liability for Secondary Market Disclosure of the Act or comparable legislation under the Applicable Securities Laws.

9.1.38

Authorized Capital.

  The authorized capital of the Borrower consists of 300,000,000 share of common stock having par value of $0.001, of which, as of the date hereof, 85,247,279 Common Shares are issued and outstanding.

The representations and warranties made in this Section 9.1 shall be deemed to be repeated by the Borrower on each Advance Date by reference to the facts and circumstances then existing, it being understood that to the extent such representations and warranties relate solely to a specifically identified earlier date they need only be true and correct as of such earlier date.

9.2

Lender Representations and Warranties

The Lender represents and warrants to and in favour of the Borrower as follows:

9.2.1

Authority.

  The Lender is a corporation duly and validly incorporated and existing under the laws of Barbados and has the legal capacity and right to own its assets and to carry on its business in each jurisdiction in which its assets are located or it carries on business. The Lender has the legal capacity and requisite corporate power, authority and capacity to enter into each Loan Document to which it is a party and do all acts and things and execute and deliver all documents as are required thereunder to be done, observed, or performed by it in accordance with the terms and conditions thereof.

9.2.2

Due Authorization and Execution.

  The Lender has taken all necessary action to authorize the execution and delivery of each Loan Document to which it is a party, the creation and performance of its obligations thereunder and the consummation of the transactions contemplated thereby. The Lender has duly executed and delivered each Loan Document to which it is a party.

9.2.3

Validity of Loan Documents – Non-Conflict.

  None of the authorization, execution, delivery, or performance of the Loan Documents to which it is a party, nor the lending of money to the Borrower, nor the consummation of any of the transactions contemplated thereby:

(a)

requires any authorization to be obtained or registration to be made (except such as have already been obtained or made and are now in full force and effect); or

(b)

conflicts with, contravenes or gives rise to any default under (l) any of the Lender’s constating documents or directors’ resolutions or of any committee thereof, (m) the provisions of any indenture, instrument, agreement or undertaking to which the Lender is a party or by which the Lender or any of its assets is or may become bound or (n) any applicable law.

9.2.4

Enforceability.

  Each Loan Document to which the Lender is a party constitutes a valid and legally binding obligation enforceable against the Lender in accordance with its terms, subject only to bankruptcy, insolvency, winding-up, dissolution, administration reorganization, arrangement or other statutes or judicial decisions affecting the enforcement of creditors’ rights in general and to general principles of equity, including those under which specific performance and injunctive relief may be refused by a court in its discretion.

ARTICLE 10
COVENANTS OF THE BORROWER

10.1

Affirmative Covenants

Until all Loan Obligations owing by the Borrower to the Lender have been paid in full, the Borrower agrees with the Lender that it will duly perform and comply with, each of the following affirmative covenants (except to the extent waived by the Lender):

10.1.1

Punctual Payment and Performance.

  The Borrower will duly and punctually pay each sum payable by it and punctually perform its other obligations under each Loan Document to which it is a party at the time and place and in the manner provided for in such Loan Document.

10.1.2

Good Standing.

  The Borrower will maintain its legal existence in full force and effect.

10.1.3

Conduct of Business.

  The Borrower will maintain in good standing and effect the authorizations, registrations, legal capacity, rights, and qualifications necessary to carry on the business that it carries on and own its assets in each jurisdiction in which it carries on business or its assets are located.

10.1.4

Compliance with Applicable Laws.

  The Borrower will comply in all material respects with all applicable laws, including all Applicable Securities Laws.

10.1.5

Compliance with Exploration Earn-In Agreement.

  The Borrower will comply in all material respects with the exploration earn-in agreement dated March 29, 2010 with AuEx, Inc.

10.1.6

Financial Records.

  The Borrower will maintain complete records and books of account sufficient to permit the preparation of financial statements in accordance with Applicable Accounting Principles.

10.1.7

Financial Statements and Other Information.

  The Borrower will deliver or cause to be delivered to the Lender (either in paper or electronic (PDF) form as the Lender may request):

(a)

as soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, (o) an annual audited consolidated financial statements for the Borrower prepared in accordance with Applicable Accounting Principles, and (p) an annual operating budget for the upcoming Fiscal Year (specifically identifying the proceeds of the Loan used for general working capital purposes);

(b)

within forty-five (45) days after the end of every Fiscal Quarter (other than the fourth Fiscal Quarter) of each Fiscal Year, management prepared unaudited consolidated quarterly financial statements of the Borrower;

(c)

as soon as it obtains knowledge of any Default, notice of such Default, together with an outline in reasonable detail of the action it is taking to remedy such Default;

(d)

as soon as it obtains knowledge of any Material Adverse Change, prompt written notice thereof setting forth a description of such Material Adverse Change;

(e)

as soon as it obtains knowledge of any judgment, order or award or the commencement of any proceeding or dispute affecting any Collateral or the Borrower which, either alone or when aggregated with all other such proceedings, has resulted in, or could result in, (q) a Material Adverse Effect, or (r) any single or multiple judgments, orders or awards ordering the Borrower to pay more than $50,000 (or the equivalent in foreign currency) in the aggregate, notice of such judgments, orders or awards or proceedings; in each case, if requested by the Lender, together with an outline in reasonable detail of the particulars thereof, copies of all pleadings, Borrower’s legal counsel’s assessment of the merits thereof (to the extent such assessment can be provided without impairing attorney-client privilege) and the action the Borrower is taking in respect thereof; and

(f)

from time to time, such additional information and documents regarding the Borrower or Collateral as the Lender may reasonably request, provided such request is in accordance with Section 3.3.

10.1.8

Senior Management.

  The Borrower will make its senior management available by conference call not less than once per Fiscal Quarter to discuss and review with the Lender and any of its authorized representatives such matters relating to the assets, business and financial affairs of the Borrower as the Lender may reasonably request, provided such request is in accordance with Section 3.3.

10.1.9

Maintenance of Properties.

  The Borrower will maintain in good repair, working order and condition (reasonable wear, tear and obsolescence excepted) its assets (whether owned or held under lease) which are Material, and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions and improvements thereto consistent with prudent business judgment.

10.1.10

Payment of Taxes and Claims.

  The Borrower will:

(a)

deliver or cause to be delivered all Tax returns when they are due to the appropriate Governmental Authority;

(b)

punctually pay and discharge all Taxes payable by it when due; and

(c)

withhold and collect all Taxes required to be withheld and collected by it and remit such Taxes to the appropriate Governmental Authority when due in the manner required by applicable law,

provided that it shall not be a breach of this Subsection 10.1.10 if the failure to do any of the foregoing has not resulted and could not result in an aggregate Tax liability for all such failures at any time outstanding exceeding $50,000.

10.1.11

Use of Proceeds.

  The Borrower shall use the proceeds of each Advance under the Loan Facility solely for the respective purposes stipulated under Section 2.1.

10.1.12

Correspondence.

  Prior to the First Closing Date, the Borrower will deliver to the Lender copies of all correspondence and other written communications between the Borrower and the TSX relating to the Loan and will generally keep the Lender apprised of the progress and status of any required approvals for the First Closing.

10.1.13

Meeting and Consolidation of Common Shares, etc.

(a)

the Borrower agrees to duly call, give notice of, convene and hold, and will not propose to postpone or adjourn without the written consent of the Lender, the Meeting as promptly as practicable with a targeted date of December 5, 2014, to, among other items of business, vote upon the Consolidation and a resolution approving the slate of directors that have been put up for nomination by the Lender and approved by current board of the Borrower and any other matters as may be properly brought before the Meeting; and

(b)

the Borrower agrees to as promptly as reasonably practicable (s) prepare, in compliance with applicable laws, the Circular together with a form of proxy and voting instruction form, (t) file the Circular and form of proxy and voting instruction form in all jurisdictions where the same is required to be filed, and (u) mail the Circular, form of proxy and voting instruction form as required by applicable laws.

10.2

Negative Covenants

Until all Loan Obligations owing by the Borrower to the Lender have been paid in full, the Borrower agrees with the Lender that it will duly perform and comply with each of the following negative covenants (except to the extent waived by the Lender):

10.2.1

Limitations on Debt.

  The Borrower will not create, assume, incur, otherwise become liable upon, or permit to exist any indebtedness for borrowed money, other than:

(a)

indebtedness for borrowed money secured by any Permitted Lien described in paragraphs (f), (g) and (h) of Subsection 10.2.4;

(b)

indebtedness for borrowed money under any Loan Document; and

(c)

unsecured indebtedness for borrowed money owing to a party dealing at arm’s length with the Borrower at any time not exceeding $100,000 in the aggregate.

10.2.2

Financial Assistance.

  The Borrower will not guarantee the Debt of any other person.

10.2.3

Sale of Assets.

  The Borrower will not dispose of any of its assets, except for:

(a)

disposals of inventory made in the ordinary and usual course of carrying on its day to day business; and

(b)

disposals of used, obsolete, worn-out, damaged, destroyed, or surplus equipment in the ordinary course of business and for nominal consideration.

10.2.4

Negative Pledge.

  The Borrower will not create, incur, assume or otherwise become liable upon or permit to exist any Lien on, against or with respect to any of its assets, except for:

(a)

Liens for Taxes and Statutory Prior Claims, assessments or governmental charges or levies which are paid when due or, if overdue, the validity or amount of which is being contested in good faith by appropriate proceedings and in respect of which adequate steps have been taken (which may include cash being paid to or pledged with the relevant Governmental Authority) to prevent penalties from being imposed, interest from accruing and the commencement or continuation of enforcement proceedings and adequate reserves in accordance with Applicable Accounting Principles have been recorded on the consolidated balance sheet of the Borrower;

(b)

mechanics’, carriers’, warehousemen’s, storage, repairers’ and materialmen’s Liens;

(c)

Liens or rights of distress reserved in or exercisable under any lease for rent not at the time overdue (or, if overdue, such overdue amount is being contested in good faith by appropriate proceedings, any exercise of rights of distress are stayed and adequate reserves required by Applicable Accounting Principles are recorded in the accounts and financial statements of the Borrower);

(d)

customary rights of set-off contained in contracts that are not contracts for Debt entered into in the ordinary and usual course of conducting day-to-day business;

(e)

Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of combination of accounts or similar rights in the ordinary course of conducting day-to-day banking business in relation to deposit accounts or other funds maintained with a financial institution; provided that such Liens (v) do not relate to any deposit account that is a dedicated cash collateral account which is subject to restrictions against access by the depositor or account holder, (w) do not relate to any deposit account intended by the depositor or account holder to provide collateral to the depository institution and (x) are not intended directly or indirectly to secure the payment or performance of Debt or any other obligation;

(f)

Liens over specific items of property such as purchasing money security interests;

(g)

the Liens created by the Security and any other Liens created in favour of the Lender; and

(h)

such other Liens securing such obligations as may be approved by the Lender from time to time.

10.2.5

No Merger, Amalgamation, etc.

  The Borrower will not enter into any merger, amalgamation, arrangement, consolidation, business combination, capital reorganization, liquidation, winding-up, dissolution or similar transaction (each, a “Business Combination”), unless such Business Combination constitutes a Permitted Change of Control.

10.2.6

Nature of Business.

  The Borrower will not alter the nature of the Borrower’s business or cease to carry on any substantial part thereof, nor will it engage in any new and unrelated business.

10.2.7

Fiscal Year.

  The Borrower will not change its Fiscal Year end.

10.2.8

Constitutional Documents.

  Other than in connection with the Consolidation, the Borrower will not amend or modify its Constitutional Documents, except with the prior written consent of the Lender.

10.2.9

Exploration and Earn-in Agreement.

  The Borrower shall not terminate, assign to a third party, or change the Exploration and Earn-in Agreement.

ARTICLE 11
EVENTS OF DEFAULT

11.1

Events of Default

An “Event of Default” shall occur if any of the following defaults, breaches, failures, events, states or conditions occur or exist at any time.

11.1.1

Non-Payment of Principal.

  The Borrower fails to pay to the Lender any principal amount outstanding hereunder when due and such failure continues unremedied for more than ten (10) Business Days from the date upon which the Lender has notified the Borrower in writing of such failure.

11.1.2

Non-Payment of Interest and Other Amounts.

  The Borrower fails to pay any interest, fee or other amount payable hereunder or under any other Loan Document when due and such failure continues unremedied for more than fifteen (15) Business Days from the date upon which the Lender has notified the Borrower in writing of such failure.

11.1.3

Misrepresentation.

  Any representation or warranty made or deemed made by the Borrower in any Loan Document is found to have been false or misleading in any material respect.

11.1.4

Breach of Certain Covenants.

  The Borrower fails to perform or comply with any provision or obligation contained in Subsection 10.1.2 or Section 10.2, other than Subsection 10.2.4.

11.1.5

Breach of Other Borrower Covenants.

  The Borrower fails to perform or comply with any provision or obligation contained in any Loan Document to which it is a party and such failure continues unremedied for a period of forty-five (45) days after the Lender notifies the Borrower of such failure (other than those referred to in Subsections 11.1.1, 11.1.2 and 11.1.4 above).

11.1.6

Enforcement of Liens.

  Any one or more persons entitled to any Liens on any of the Collateral take possession of any material portion of the Collateral or any one or more seizures, executions, garnishments, sequestrations, distresses, attachments or other equivalent processes are issued or levied against any material portion of the Collateral and the Borrower does not discharge the same or provide for the discharge in accordance with their terms, or procure a stay of execution thereof, within ten (10) days from the date such possession or process first takes effect and in any event at least five (5) Business Days before such Collateral is capable of being disposed of thereunder.

11.1.7

Insolvency.

  The Borrower takes corporate or other internal administrative, management or other governance action to authorize any Insolvency Proceeding or any Insolvency Proceeding is commenced against the Borrower and such Insolvency Proceeding is not dismissed with thirty (30) days of its commencement.

11.1.8

Security Imperilled.

  If (17) any Loan Document or any material right of the Lender thereunder becomes or is determined by a court of competent jurisdiction to be invalid, unenforceable or ineffective, (18) any Security is determined by a court of competent jurisdiction not to be or ceases to be valid and perfected or ranking in priority in the manner contemplated herein or in the Security Documents or (19) the Borrower or any receiver of the Borrower denies that the Borrower has any or further obligations under any Loan Document or challenges the validity of any provision thereof or of the Security.

11.2

Termination and Acceleration

Following the occurrence and during the continuance of an Event of Default, the Lender may do any one or more of the following:

(a)

declare the whole or any item or part of the Commitment or any unutilized portion of the Loan Facility to be cancelled, terminated or reduced, whereupon the Lender

(to the extent applicable) shall not be required to make any further Advance available hereunder in respect of such portion of the Commitment or the Loan Facility cancelled, terminated or reduced;

(b)

accelerate the maturity of all or any item or part of the Loan Obligations of the Borrower hereunder and declare them to be payable on demand or immediately due and payable, whereupon they shall be so accelerated and become so due and payable;

(c)

suspend any rights of the Borrower under any Loan Document, whereupon such rights shall be so suspended;

(d)

demand payment under any guarantee and/or enforce any Security; or

(e)

take any other action, commence and prosecute any proceeding or exercise such other rights as may be permitted by applicable law (whether or not provided for in any Loan Document) at such times and in such manner as the Lender may consider expedient, all without any additional notice, demand, presentment for payment, protest, noting of protest, dishonour, notice of dishonour or any other action being required. If the Borrower takes corporate or other administrative, management, or other governance action to authorize any Insolvency Proceeding, unless the Lender otherwise agrees, the Commitment shall be immediately cancelled and the Loan Obligations shall be accelerated and become immediately due and payable automatically without any action on the part of the Lender being required.

11.3

Waiver

The Lender may waive any Default. No waiver, however, shall be deemed to extend to a subsequent Default, whether or not the same as or similar to the Default waived, and no act or omission by the Lender shall extend to, or be taken in any manner whatsoever to affect, any subsequent Default or the rights of the Lender arising therefrom. Any such waiver must be in writing and signed by the Lender to be effective. No failure on the part of the Lender to exercise, and no delay by the Lender in exercising, any rights under any Loan Document shall operate as a waiver of such rights. No single or partial exercise of any such rights shall preclude any other or further exercise of such rights or the exercise of any other rights.

11.4

Performance of the Borrower’s Obligations by the Lender

If the Borrower fails to perform any obligation to be performed by it in the timeline provided therefor pursuant to any Loan Document and such failure continues for ten (10) Business Days after the Lender notifies the Borrower of such failure, the Lender may in its sole discretion, after written notice to the Borrower, perform such obligation but shall be under no obligation to do so, and any amount expended or advanced by the Lender for such purpose shall be reimbursed by the Borrower to the Lender upon demand together with interest at the Default Rate accruing from the date such amount was so expended or advanced.

11.5

Press Releases

Subject to compliance with applicable laws, any press release of the Borrower relating to the Loan will be provided in advance to the Lender, and the Borrower will use its commercially reasonable efforts to agree to the form and content thereof with the Lender, prior to the release thereof.

11.6

Cancellation of Warrants

On the First Closing, the 6,500,000 warrants issued to Look Back Investments Inc., expiring on December 31, 2013, were cancelled.

ARTICLE 12
GENERAL

12.1

Costs and Expenses

Whether or not the transactions contemplated by this Agreement are completed or any Advance is made hereunder, the Borrower shall on demand pay to the Lender the amount of all reasonable out-of-pocket fees, costs and expenses incurred or payable and disbursements made by the Lender (including the reasonable fees and out-of-pocket expenses of the Lender’s counsel and those of accountants, experts, consultants and other representatives retained by the Lender) (20) up to the maximum amount of $40,000 for its Canadian counsel (not including disbursements and applicable taxes) and up to a maximum of $10,000 for Erwin & Thompson LLP (not including disbursements and applicable taxes) in connection with each of due diligence expense, the preparation, negotiation, settlement, execution, delivery, entry into effect of each Loan Document and/or the satisfaction of any conditions or obligations specified in Section 7.2, and (21) in connection with (y) post-closing costs, (z) each change to each Loan Document and (aa) the interpretation, defence, establishment, preservation, protection or enforcement of rights of the Lender under each Loan Document. The Borrower hereby authorizes the Lender to deduct all such fees, costs and expenses from any Advance to be made on or subsequent to the Second Closing Date, and shall supply proper invoices supporting the same.

12.2

Indemnification by the Borrower

12.2.1

Advances.

  The Borrower shall indemnify and save harmless the Lender on a full indemnity basis from and against all claims and losses and expenses which the Lender sustains or incurs (22) if for any reason an Advance does not occur on a date requested by the Borrower, unless the Advance does not occur by reason of the breach by the Lender of its obligations under this Agreement, (23) if the Borrower fails to give any notice required to be given by it hereunder in the manner and at the time specified herein, or (24) as a consequence of any failure by the Borrower to repay any amount when required by the terms of this Agreement.

12.2.2

Other.

  The Borrower shall defend, indemnify and save harmless the Lender and its representatives (each, an “Indemnified Party”) on a full indemnity basis from and against any and all claims and losses and expenses (including interest and, to the extent permitted by applicable law, penalties, fines and monetary sanctions) which an Indemnified Party suffers or incurs as a result of or otherwise in respect of (25) any claim of any kind relating to the

Environment which arises out of the performance of, or the enforcement or exercise of any right under, any Loan Document, including any claim in nuisance, negligence, strict liability or other cause of action arising out of a discharge of contaminants into the Environment, any fines or orders of any kind that may be levied or made pursuant to an Environmental Law in each case relating to or otherwise arising out of any Collateral, (26) the direct or indirect use or proposed use of the proceeds of any Advance, (27) any Default or (28) any proceeding to which any Indemnified Party is party arising out of the execution, delivery or performance of, or the enforcement of any right under any Loan Document.  The Lender shall be constituted as the agent and bare trustee of each Indemnified Party who is its own representative and shall hold and enforce each such Indemnified Party’s rights under this paragraph for such party’s benefit. The foregoing indemnity shall not apply in respect of claims or losses and expenses of an Indemnified Party to the extent that they are determined by a final judgment to have directly resulted from the gross negligence or wilful misconduct of that Indemnified Party.

12.3

Application of Payments

Any payments received by the Lender in respect of the Loan Obligations from time to time may, notwithstanding any appropriation by the Borrower, be appropriated to such parts of the Loan Obligations then due and owing by the Borrower to the Lender and in such order as the Lender sees fit, and the Lender shall have the right to change any appropriation at any time.

12.4

Set-Off

The Loan Obligations will be paid by the Borrower without regard to any equities between the Borrower and the Lender or any right of set-off or counterclaim. Any Debt owing by the Lender to the Borrower, direct or indirect, extended or renewed, actual or contingent, matured or not, may be set-off or applied against, or combined with, the Loan Obligations by the Lender at any time, either before or after maturity, without demand upon or notice to anyone, and the terms of such Debt shall be changed hereby to the extent required to permit such set-off, application and combination. The Lender agrees not to effect any such set-off, application or combination of accounts against Loan Obligations not yet due unless (29) an Event of Default has occurred and is continuing or (30) the Lender is or is reasonably likely to be materially prejudiced by not doing so.

12.5

Rights in Addition

The rights conferred by each Loan Document are in addition to, and not in substitution for, any other rights the Lender may have under that Loan Document or any other Loan Document, at law, in equity or by or under applicable law or any agreement. The Lender may proceed by way of any proceeding at law or in equity and no right of the Lender shall be exclusive of or dependent on any other. The Lender may exercise any of its rights separately or in combination and at any time.

12.6

Certificate Evidence

A certificate prepared by the Lender and provided to the Borrower setting forth any interest rate or any amount payable under any Loan Document shall constitute prima facie evidence thereof, absent manifest error.

12.7

Evidence of Debt

The Lender shall open and maintain on its books accounts evidencing all Advances under the Loan Facility and all amounts owing by the Borrower to the Lender under the Loan Facility. The Lender shall enter in the accounts details of all amounts from time to time owing, paid or repaid by the Borrower under the Loan Facility. The information entered in the accounts shall constitute, in the absence of manifest error, prima facie evidence of the existence and quantum of the obligations of the Borrower to the Lender under the Loan Facility. The Borrower shall, on reasonable notice to the Lender, be entitled to obtain promptly from the Lender copies of extracts of all entries made in such accounts.

12.8

Notices

Any notice, demand, consent, approval or other communication to be made or given under or in connection with this Agreement (a “Notice”) shall be in writing and may be made or given by personal delivery, by facsimile or by e-mail addressed to the Lender and the Borrower at their respective addresses set out below:

To the Borrower:

Liberty Silver Corp. 181 Bay St, Suite 2330 Toronto, ON M5J 2T3 Canada
Attention: Telephone: Facsimile: E-mail:	Timothy Unwin 1 (416) 863-4156 1 (416) 863-2653 tim.unwin@blakes.com with a copy to:

Peterson & Company LLP 390 Bay St, Suite 806 Toronto, ON M5H 2Y2 Canada
Attention: Telephone: Facsimile: E-mail:	Dennis Peterson 1 (416) 777-6772 1 (416) 352-5693 dhp@petelaw.com

To the Lender:

BG Capital Group Ltd. 1250 S Pine Island Rd, Suite 500 Plantation, FL 33324 USA
Attention: Telephone: Facsimile: E-mail:	Robert Genovese 1 (954) 762-2223 1 (954) 762-2227 bgenovese@bgcap.com with a copy to:

Fasken Martineau DuMoulin LLP 333 Bay St, Suite 2400 Bay Adelaide Centre, PO Box 20 Toronto, ON M5H 2T6 Canada
Attention: Telephone: Facsimile: E-mail:	Rubin Rapuch and Jon Holmstrom 1 (416) 868-3447 1 (416) 364-7813 rrapuch@fasken.com or to such other address as such party may from time to time notify the other in accordance with this Section 12.8. Any Notice made or given by personal delivery shall be conclusively deemed to have been given at the time of actual delivery or, if made or given by facsimile or e-mail at the opening of business on the first Business Day following the transmittal thereof; provided that the party sending such Notice receives confirmation of receipt from the recipient’s telecopy machine or e-mail server. Notwithstanding the foregoing, (31) the Lender may in its discretion act upon verbal Notice from any person reasonably believed by the Lender to be a person authorized by the Borrower to give instructions under or in connection with this Agreement, including any request by the Borrower for an Advance and (32) any Notice received by the Lender on a day which is not a Business Day or after noon on any Business Day shall, unless the Lender waives this Clause (b), be deemed to be received by the Lender at 9:00 a.m. on the next Business Day.

12.9

Judgment Currency

If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into the currency of the jurisdiction giving such judgment (the “Judgment Currency”) an amount due under any Loan Document in any other currency (the “Original Currency”), then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the “Conversion Date”. If there is a change in the rate of exchange between the Judgment Currency and the Original Currency between the Conversion Date and the actual receipt by the Lender of the amount due to it under such Loan Document or under such judgment, the Borrower shall, notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by the Lender in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will produce the amount due in the Original Currency.  The Borrower’s liability hereunder constitutes a separate and independent liability which shall not merge with any judgment or any partial payment or enforcement of payment of sums due under this Agreement.

12.10

Successors and Assigns

12.10.1

Benefit & Burden.

  The Loan Documents shall enure to the benefit of and be binding on the parties thereto, their respective successors, and each assignee of some or all of the rights or obligations of the parties under the Loan Documents permitted by this Section 12.10. Any reference in any such Loan Document to any party thereto shall (to the extent the context so admits) be construed accordingly.

12.10.2

Borrower.

  The Borrower may not assign all or any part of any of its rights or obligations in respect of the Loan Facility or under any Loan Document.

12.10.3

Participation.

  The Lender may grant a participation (whether by way of equitable assignment, limited recourse deposit or otherwise) to any other person (a “Participant”) in the whole or any part of any of its Commitments under which the Participant shall be entitled to the benefit of the same rights under this Agreement with respect to such Participation as if it were a party hereto in the place and stead of the Lender.

12.10.4

Assignments.

  The Lender may assign any of its Commitments (including its rights and obligations and any related Advances made thereunder), or any part thereof, or any Advances, or part thereof, to any other person.

12.10.5

Disclosure.

  The Lender may disclose to any prospective or actual Participant in or assignee of any rights or obligations in respect of the Loan Facility any information regarding the Borrower, its assets or any of its business affairs so long as the prospective or actual Participant or assignee agrees to be bound by the confidentiality provisions of this Subsection 12.10.5. The Lender shall keep confidential and not disclose to any third party (excluding for certainty its own representatives, professional advisors and affiliates) any confidential information received by the Lender from the Borrower pursuant to this Agreement, save that the Lender may disclose any such confidential information (33) as provided in the preceding sentence, (34) to the extent required by applicable law, (35) to the extent required to protect the rights of the Lender in any actual, pending or threatened proceeding, or (36) as may be necessary or desirable in order to enforce the rights of the Lender under any Loan Document.

12.11

Survival

The obligations of the Borrower under Sections 4.3, 12.1, 12.2 and 12.9 shall survive the payment and performance in full of all other Loan Obligations owing by the Borrower to the Lender and shall continue in full force and effect until such obligations are irrevocably paid and performed in full.

12.12

Time of the Essence

Time is of the essence of each provision of each Loan Document.

12.13

Governing Law

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws in force in the State of Nevada. Such choice of law shall, however, be without prejudice to or limitation of any other rights available to the Lender under the laws of any jurisdiction where the Borrower or its assets may be located.

12.14

Jurisdiction

12.14.1

Submission to Jurisdiction and Waiver of Objections.

  Save as otherwise herein provided, with respect to any claim arising out of this Agreement, any other Loan Document or any other agreement relating to any Loan Document (in this Section 12.14, collectively, the “Secured Related Documents”) for the exclusive benefit of the Lender, the Borrower irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Sixth Judicial District Court of State of Nevada, Pershing County, Nevada, including any appellate court therefrom (in this Section 12.14, “Courts of Primary Jurisdiction”).  The Borrower irrevocably waives (bb) any objection which it may have at any time to the laying of venue of any proceeding arising out of or relating to any of the Secured Related Documents brought in any Court of Primary Jurisdiction, (cc) any claim that any such proceeding brought in any Court of Primary Jurisdiction has been brought in an inconvenient forum, (dd) the right to object, with respect to such proceeding brought in any Court of Primary Jurisdiction, that such court does not have jurisdiction over the Borrower and (ee) the right to require the Lender to post security for costs in any proceeding brought in any Court of Primary Jurisdiction.

12.14.2

Lender May Sue in Another Jurisdiction.

  Nothing in this Agreement will be deemed to preclude the Lender from bringing any proceeding in respect of any Secured Related Document in any other jurisdiction.

12.14.3

Final Judgment.

  The Borrower agrees that a final judgment in any proceeding commenced in any Court of Primary Jurisdiction shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law.

12.14.4

Manner of Service.

  The Borrower irrevocably consents to the service of process out of the Courts of Primary Jurisdiction in accordance with the local rules of civil procedure or by mailing a copy thereof, by registered mail, postage prepaid to the Borrower at the address of the Borrower, or by sending a copy thereof by facsimile or e-mail in PDF format to the Borrower at the facsimile number or e-mail address of the Borrower determined under Section 12.8.

12.15

Invalidity

If any provision of any Loan Document is determined to be invalid or unenforceable by a final judgment, that provision shall be deemed to be severed therefrom, and the remaining provisions of such Loan Document shall not be affected thereby and shall remain valid and enforceable. The parties hereto shall, at the request of the Lender, negotiate in good faith with the Lender to replace any invalid or unenforceable provision contained in any Loan Document with a valid and enforceable provision which has the commercial effect as close as possible to that of the invalid or unenforceable provision, to the extent permitted by law.

12.16

Changes

No agreement purporting to change (other than waive) any provision of any Loan Document shall be binding upon the parties hereto or thereto unless that agreement is in writing and signed by the Lender and the Borrower. No waiver of strict performance or compliance with any provision of any Loan Document shall be binding on any party hereto or thereto unless such waiver is in writing signed by the party sought to be bound thereby.

12.17

Entire Agreement

There are no representations, warranties, conditions, other agreements or acknowledgments, whether direct or collateral, express or implied, binding on the Lender that form part of or affect this Agreement or any other Loan Document, other than as expressed herein or in such other Loan Document. The execution of each Loan Document by the Borrower has not been induced by, nor does the Borrower rely upon or regard as material, any representations, warranties, conditions, other agreements or acknowledgments not expressly made in any Loan Document.

12.18

This Agreement to Govern

If there is any inconsistency between the provisions of this Agreement and the provisions of any other Loan Document to which the Borrower is party, the provisions hereof shall govern and apply to the extent of the inconsistency.

12.19

Execution

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Transmission of a copy of an executed signature page of this Agreement (including any change to this Agreement) by one party hereto to the other party hereto by facsimile transmission or e-mail in PDF format, shall be as effective as delivery to the other parties hereto of an original manually executed counterpart hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have executed this amended and restated loan agreement as of the date first written above.

BORROWER:

LIBERTY SILVER CORP.
By:	/S/Manish Z. Kshatriya
Name: Manish Z. Kshatriya
Title: Executive Vice President & Chief Financial Officer

LENDER:

BG CAPITAL GROUP LTD.
By:	/S/Bobby Genovese
Name: Bobby Genovese
Title: Chairman

SCHEDULE A
FORM OF PROMISSORY NOTE

Promissory Note - LIBERTY SILVER CORP.

LIBERTY SILVER CORP.

$1,250,000

PROMISSORY NOTE

Issue Date: October 15, 2014

FOR VALUE RECEIVED, LIBERTY SILVER CORP. (herein called the “Issuer”), a corporation formed under the laws of the State of Nevada, hereby acknowledges itself indebted to and promises to pay on the earlier of the Second Maturity Date and the Acceleration Date to or to the order of BG CAPITAL GROUP LTD. (herein called the “Holder”), a company formed under the laws of Barbados, the lesser (the “Outstanding Principal Amount”) of (i) the principal sum of ONE MILLION TWO HUNDRED AND FIFTY THOUSAND U.S. DOLLARS ($1,250,000) or (ii) the Loan Amount owing from time to time by the Issuer under the Loan Agreement, and to pay interest from September 30, 2014 on the Outstanding Principal Amount until the Outstanding Principal Amount and all accrued and unpaid interest thereon payable hereunder is paid in full to the Holder calculated and payable as follows:

(a)

subject to paragraph (b), interest shall accrue on the Outstanding Principal Amount at the rate of (x) eleven percent (11%) per annum from September 30, 2014 until October 14, 2015 (inclusively), and (y) fifteen percent (15%) per annum from October 15, 2015 and anytime thereafter (as applicable, the “Interest Rate”);

(b)

interest shall accrue at the rate equal to the applicable Interest Rate plus five percent (5%) (the “Default Rate”) on any amount (including without limitation principal or interest) payable under this Note which is not paid on the date it is or becomes due and payable hereunder until such unpaid amount is paid in full to the Holder;

(c)

interest payable hereunder shall accrue from day to day, be payable in arrears in lawful currency of the United States of America and be computed upon the daily balance of the Outstanding Principal Amount and shall be calculated on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be; and

(d)

interest accrued at the Interest Rate or Default Rate, as the case may be, shall be due and payable on each Interest Payment Date.

This Note evidences the amounts owing by the Issuer to the Holder under the Loan Agreement.

Promissory Note - LIBERTY SILVER CORP.

Payments

All payments under this Note shall be made  free and clear of, and without regard for, any existing or future rights of counterclaim, defence, set-off, compensation, abatement, offset or cross-claim, legal or equitable, of any nature or kind that may exist between the parties to this Note in lawful currency of the United States of America to the credit of such account of the Holder maintained with such branch of such financial institution as the Holder shall from time to time notify the Issuer.

No Prepayment

The Issuer shall have the right to prepay the Outstanding Principal Amount, in whole or in part, with the payment of a prepayment fee to the Holder equal to five percent (5%) of the Outstanding Principal Amount being prepaid.  Any partial prepayment must be in the minimum principal amount of $50,000.

Withholding Taxes

Each payment required to be made by the Issuer under this Note shall be made free and clear of, and without deduction or withholding for or on account of, any Indemnified Taxes, except to the extent such deduction or withholding is required by any applicable law, as modified by the administrative practice of any relevant Governmental Authority, then in effect.  To the extent and each time the Issuer is so required to deduct or withhold Indemnified Taxes from or in respect of any such payment to or for the account of the Holder, then the Issuer will:

(a)

promptly notify the Holder of such requirement;

(b)

pay to the relevant Governmental Authority when due the full amount required to be deducted or withheld (including the full amount of Indemnified Taxes required to be deducted or withheld from any additional amount paid by the Issuer to or for the account of the Holder under this provision);

(c)

promptly forward to the Holder an official receipt (or a certified copy), or other documentation reasonably acceptable to the Holder, evidencing such payment to such Governmental Authority; and

(d)

forthwith pay to the Holder, in addition to the payment to which the Holder is otherwise entitled under this Note, such additional amount as is necessary to ensure that the net amount actually received by the Holder (free and clear of, and net of, any such Indemnified Taxes, including the full amount of Taxes required to be deducted or withheld from any additional amount paid by the Issuer under this provision, whether assessed against the Issuer or the Holder) will equal the full amount the Holder would have received had no such deduction or withholding been required.

If the Issuer fails to pay to the relevant Governmental Authority when due any Indemnified Taxes that it was required to deduct or withhold under the preceding paragraph in respect of any payment to or for the benefit of the Holder under this Note, or fails to promptly

Promissory Note - LIBERTY SILVER CORP.

furnish the Holder with the documentation referred to in the preceding paragraph, the Issuer shall forthwith on demand indemnify the Holder on a full indemnity after-Taxes basis from and against the full amount of any Taxes (including interest and penalties), losses and expenses which the Holder may suffer or incur as a result of such failure.

The Issuer shall also indemnify the Holder on a full indemnity after-Tax basis, for any additional Taxes on net income that the Holder may be obliged to pay as a result of the payment of additional amounts under the preceding paragraphs.

Acceleration

If an Event of Default occurs, then unless the Holder notifies the Issuer to the contrary, the Outstanding Principal Amount, accrued interest and all other amounts payable by the Issuer provided for herein shall become immediately due and payable.

Records of Account

A record of the principal and accrued interest payable hereunder and payments of principal and interest may, at the Holder’s sole option, be entered:

(i)

in any electronic data processing device, and any printed report produced from such electronic records shall be good and sufficient evidence of the unpaid principal and interest balance in the same manner and to the same extent as if originally and concurrently recorded on or with this Note.  The Holder is under no obligation to retain original vouchers related to any such entry; or

(ii)

by the Holder on the grid annexed hereto; or

(iii)

in any combination of the methods outlined in subparagraphs (i) and (ii) above.

Failure to record the date and amount of any principal amount which the Issuer has agreed to pay under this Note, or any accrued interest or payments made hereunder, shall not limit or otherwise affect the obligations of the Issuer to pay this Note.

The Holder is hereby irrevocably authorized by the Issuer as the Issuer’s lawful attorney and agent (with full power of substitution and delegation) to endorse on the grid attached to this Note such amount of principal advanced by the Holder to the Issuer under the Loan Agreement from time to time, interest accrued thereon and all other amounts payable under the Loan Agreement and the amount of each payment of principal, interest and other amounts received by the Holder under the Loan Agreement as well as the dates thereof.  The failure of the Holder to make any such endorsement shall not release or otherwise alter the Issuer’s obligations hereunder to repay the principal of this Note, other amounts and accrued interest thereon payable hereunder.  The unpaid principal, other amounts and accrued interest payable under this Note recorded in the grid and/or the printed report from any electronic data processing device of the Holder shall be conclusive and binding on the Issuer absent manifest error and may be introduced as evidence of the amount owing by the Issuer hereunder.

Promissory Note - LIBERTY SILVER CORP.

Definitions

Words and expressions (capitalized or not) defined or given extended meanings in the Loan Agreement and not otherwise defined herein are used in this Note with the respective defined or extended meanings assigned to them in the Loan Agreement.  In addition, in this Note:

“Acceleration Date” means the date the Outstanding Principal Amount, accrued interest and all other amounts payable by the Issuer provided for herein become due and payable by reason of the occurrence of an Event of Default.

“Default Rate” is used with the defined meaning assigned in subparagraph (b) on the face page of this Note.

“Holder” means BG Capital Group Ltd., a company formed under the laws of Barbados, its successors and each subsequent holder of this Note.

“Interest Rate” is used with the defined meaning assigned in subparagraph (a) on the face page of this Note.

“Issue Date” means the Issue Date stated at the commencement hereof.

“Issuer” means Liberty Silver Corp., a corporation formed under the laws of the State of Nevada, and its successors.

“Loan Agreement” means the amended and restated loan agreement dated October 15, 2014 between the Issuer as borrower and the Holder as lender, as further amended from time to time.

“Outstanding Principal Amount” is used with the defined meaning assigned in the first paragraph on the face page of this Note.

General Provisions

Time is of the essence of this Note.

The Issuer hereby waives presentment, demand, dishonour, notice of dishonour, protest, noting of protest and notice of any other kind.

This Note shall be deemed to have been made and issued in Nevada and shall be governed by and construed, performed and enforced in accordance with the laws of the State of Nevada.

[Signature Page Follows]

Promissory Note - LIBERTY SILVER CORP.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed and delivered as of the Issue Date.

LIBERTY SILVER CORP.
Per:
Authorized Signatory

Per:

GRID

Date	Principal Advanced	Other Amounts	Accrued Interest	Outstanding Balance	Initials
September 30, 2014	$25,000	$0	$0	$25,000
October 15, 2014	$325,000	$0	$<@>	$<@>